UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___ )
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SKECHERS U.S.A., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SKECHERS U.S.A., INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Skechers U.S.A., Inc., a Delaware corporation, to be held at The Ayres Hotel located at 14400 Hindry Avenue, Hawthorne, California 90250 on May 24, 2007 at 9:00 a.m. Pacific Time.

Our Annual Meeting is being held for the following purposes:

1. To elect three members to the Board of Directors to serve for a three-year term as Class II Directors;

2. To approve the 2007 Incentive Award Plan;

3. To approve the 2008 Employee Stock Purchase Plan; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “for” each of the nominees and for each proposal listed above.

The Board of Directors has fixed the close of business on March 30, 2007 as the record date for determining those stockholders who will be entitled to vote at the Annual Meeting.

Our Annual Report for the year ended December 31, 2006 is enclosed with this notice to our stockholders. The following proxy statement and enclosed proxy card is being sent to each stockholder as of the record date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation.

FOR THE BOARD OF DIRECTORS

Philip G. Paccione,
Corporate Secretary

Dated: April 30, 2007
Manhattan Beach, California

SKECHERS U.S.A., INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF THE 2007 INCENTIVE AWARD PLAN
PROPOSAL NO. 3 APPROVAL OF THE 2008 EMPLOYEE STOCK PURCHASE PLAN
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND BOARD MATTERS
COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
TRANSACTIONS WITH RELATED PERSONS
NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
OTHER BUSINESS
SKECHERS U.S.A., INC. 2007 INCENTIVE AWARD PLAN
ARTICLE 1
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
ARTICLE 4.
ELIGIBILITY AND PARTICIPATION
ARTICLE 5.
STOCK OPTIONS
ARTICLE 6.
RESTRICTED STOCK AWARDS
ARTICLE 7.
STOCK APPRECIATION RIGHTS
ARTICLE 8.
OTHER TYPES OF AWARDS
ARTICLE 9.
PERFORMANCE-BASED AWARDS
ARTICLE 10.
PROVISIONS APPLICABLE TO AWARDS
ARTICLE 11.
CHANGES IN CAPITAL STRUCTURE

SKECHERS U.S.A., INC.

PROXY STATEMENT

For Annual Meeting to be Held
May 24, 2007 at 9:00 a.m. Pacific Time

This proxy statement is delivered to you by Skechers U.S.A., Inc., a Delaware corporation (“we,” “us,” “our,” “our company” or “Skechers”), in connection with our Annual Meeting of Stockholders to be held on May 24, 2007 at 9:00 a.m. Pacific Time at The Ayres Hotel located at 14400 Hindry Avenue, Hawthorne, California 90250 (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is May 1, 2007. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted (i) for the election of the nominees for director named herein, (ii) for the approval of the 2007 Incentive Award Plan and (iii) for the approval of the 2008 Employee Stock Purchase Plan. Any proxy given may be revoked at any time prior to its exercise by notifying our Corporate Secretary in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. Our principal executive office is located at 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266.

We will incur the cost of this solicitation of proxies that will be made by mail. In addition, our officers and other regularly engaged employees may, in a limited number of instances, solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our Class A Common Stock and Class B Common Stock.

Holders of our Class A Common Stock and Class B Common Stock of record at the close of business on March 30, 2007 will be entitled to vote at the Annual Meeting. There were 32,269,424 shares of Class A Common Stock and 13,241,789 shares of Class B Common Stock outstanding on that date. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes, and the presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock is necessary to constitute a quorum for the Annual Meeting. A quorum must have been established in order to consider any matter. To elect the three directors, the three candidates for director receiving the most votes will become directors of Skechers. Stockholders may not cumulate their votes. All other proposals require the affirmative “for” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, proxies marked “Abstain” as to Proposal No. 1 will not have any effect on the election of directors, but proxies marked “Abstain” as to Proposal No. 2 or Proposal No. 3 will have the same effect as a vote cast against the proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes, with each class serving a three-year term and thereafter until their successors are duly elected and qualified or until their death, resignation or removal. One class of directors is elected annually at the Annual Meeting. Our bylaws provide for a variable Board of Directors with a range of between five and nine members. We currently have seven members on our Board of Directors. Our bylaws give the Board of Directors the authority to establish, increase or decrease the number of directors.

Unless otherwise directed by stockholders within the limits set forth in our bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of Michael Greenberg, David Weinberg and Jeffrey Greenberg, who are currently members of the Board of Directors. We have been advised by Michael Greenberg, David Weinberg and Jeffrey Greenberg of their availability and willingness to serve if elected. In the event that Michael Greenberg, David Weinberg and/or Jeffrey Greenberg becomes unavailable or unable to serve as a member of the Board of Directors prior to the voting, the proxy holders will refrain from voting for them or will vote for a substitute nominee in the exercise of their best judgment.

The Board of Directors recommends a vote FOR these director-nominees.

PROPOSAL NO. 2

APPROVAL OF THE 2007 INCENTIVE AWARD PLAN

2007 Incentive Award Plan

The Board of Directors has adopted, subject to stockholder approval, the Skechers U.S.A., Inc. 2007 Incentive Award Plan (the “2007 Incentive Award Plan”) for our employees, consultants and directors. The 2007 Incentive Award Plan will become effective only upon approval by our stockholders.

If the 2007 Incentive Award Plan is approved by our stockholders, we intend to terminate our Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan (the “1998 Stock Plan”) effective upon such approval, and no additional awards will thereafter be made under the 1998 Stock Plan.

Any awards outstanding upon the termination of the 1998 Stock Plan will remain outstanding and in full force and effect in accordance with the terms of such plan and the applicable award agreement. If the 2007 Incentive Award Plan is not approved by our stockholders, it will not become effective and the 1998 Stock Plan will continue in full force and effect in accordance with its terms. If the 2007 Incentive Award Plan is approved by our stockholders, we intend to file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the shares of our Class A Common Stock and other securities issuable under the 2007 Incentive Award Plan.

The Board believes that the 2007 Incentive Award Plan will promote the success and enhance the value of our company by continuing to link the personal interest of participants to those of our stockholders and by providing participants with an incentive for outstanding performance.

A summary of the principal provisions of the 2007 Incentive Award Plan is set forth below. This summary is qualified in its entirety by reference to the 2007 Incentive Award Plan itself, which is included as Appendix A.

Shares Available for Awards

Subject to certain adjustments set forth in the plan, the maximum number of shares of our Class A Common Stock that may be issued or awarded under the 2007 Incentive Award Plan is 7,500,000 shares. We have not granted any awards under the 2007 Incentive Award Plan and do not intend to do so unless and until our stockholders approve the plan.

To the extent that an award terminates, expires, lapses for any reason, or is settled in cash, any shares of Class A Common Stock subject to the award will again be available for the grant of an award pursuant to the 2007 Incentive

Award Plan. Any shares of Class A Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award will be available for subsequent grant under the 2007 Incentive Award Plan. For purposes of calculating the number of shares available for issuance under the 2007 Incentive Award Plan, to the extent that a stock appreciation right is settled in Class A Common Stock, the full number of shares subject to such stock appreciation right will be counted, regardless of the actual number of shares issued upon settlement.

Awards

The 2007 Incentive Award Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards to eligible individuals. Except as otherwise provided by the plan administrator, no award granted under the 2007 Incentive Award Plan may be assigned, transferred or otherwise disposed of by the grantee, except to our company, or by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the plan administrator. The plan administrator may, however, permit an award to be transferred without consideration to certain persons or entities related to the participant or who are otherwise approved, provided that no transfer of an incentive stock option will be permitted to the extent that the transfer would cause the option to fail to qualify as an “incentive stock option” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The maximum number of shares of our Class A Common Stock which may be subject to awards granted to any one participant during any calendar year is 750,000 shares and the maximum amount that may be paid to a participant in cash during any calendar year with respect to one or more cash-based performance awards is $5,000,000.

Awards under the 2007 Incentive Award Plan will be evidenced by a written award agreement that sets forth the terms, conditions and limitations for each award, as determined by the plan administrator.

Stock Options

Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code, and nonqualified stock options, may be granted pursuant to the 2007 Incentive Award Plan. The option exercise price of all stock options granted pursuant to the plan will not be less than 100% of the fair market value of our Class A Common Stock on the date of grant. No incentive stock option may be granted to a grantee who owns more than 10% of the total combined voting power of all classes of our capital stock on the date of grant unless the exercise price is at least 110% of the fair market value at the time of grant. For purposes of the 2007 Incentive Award Plan, provided that our Class A Common Stock continues to be traded on the New York Stock Exchange or another exchange, the “fair market value” of the Class A Common Stock on any given date will be the closing price of a share as reported in the Wall Street Journal (or such other source as we may deem reliable) for that date, or if no sale occurred on that date, the first trading day immediately prior to such date during which a sale occurred. On March 30, 2007, the closing price of our Class A Common Stock as reported on the New York Stock Exchange was $33.57 per share.

Notwithstanding whether an option is designated as an incentive stock option, to the extent that the aggregate fair market value of the shares with respect to which such option is exercisable for the first time by any optionee during any calendar year exceeds $100,000, such excess will be treated as a nonqualified stock option.

The plan administrator will determine the methods of payment of the exercise price of an option, including, without limitation, cash, shares of our Class A Common Stock with a fair market value on the date of delivery equal to the exercise price of the option or exercised portion thereof (including shares issuable upon exercise of the option) or other property acceptable to the plan administrator (including the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price, provided that payment of such proceeds is then made to us not later than settlement of such sale). However, no participant who is a director or an executive officer of our company within the meaning of

Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

Stock options may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant. However, in the case of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of our capital stock on the date of grant, such term will not exceed 5 years.

Restricted Stock

Eligible employees, consultants and directors may be issued restricted stock in such amounts and on such terms and conditions as determined by the plan administrator. Restricted stock will be evidenced by a written restricted stock agreement. The restricted stock agreement will contain restrictions on transferability and other such restrictions as the plan administrator may determine, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the plan administrator determines at the time of grant of the award or thereafter.

Stock Appreciation Rights

A stock appreciation right (or a “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of our Class A Common Stock on the date of exercise of the SAR over the per share exercise price of the SAR, which exercise price will not be less than the fair market value of a share of our Class A Common Stock on the date of grant of the SAR. The plan administrator may issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the 2007 Incentive Award Plan. SARs may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant. The plan administrator may elect to pay SARs in cash, in our Class A Common Stock or in a combination of cash and our Class A Common Stock.

Other Awards under the Plan

The 2007 Incentive Award Plan provides that the plan administrator may also grant or issue performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards or any combination thereof to eligible employees, consultants and directors. The terms of each such grant or issuance will be set by the plan administrator in its discretion. The plan administrator may establish the exercise price or purchase price, if any, of any such award, provided that such price will not be less than the par value of a share of our Class A Common Stock, unless otherwise permitted by applicable state law.

Any such award will only vest or be exercisable or payable while the participant is an employee, consultant or director of our company or our qualifying corporate subsidiaries, provided that the plan administrator, in its sole and absolute discretion, may provide that any such award may vest or be exercised or paid subsequent to a termination of employment or service, as applicable, or following a change in control (as defined in the 2007 Incentive Award Plan) of our company, or because of the participant’s retirement, death or disability, or otherwise. However, to the extent required to preserve the tax deductibility under Section 162(m) of the Internal Revenue Code, any such provision with respect to awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code will be subject to the requirements of Section 162(m) of the Internal Revenue Code that apply to such “qualified performance-based compensation.”

Payments with respect to any such award will be made in cash, in our Class A Common Stock or a combination of both, as determined by the plan administrator.

Performance Shares.  Awards of performance shares are denominated in a number of shares of our Class A Common Stock and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

Performance Stock Units.  Awards of performance stock units are denominated in unit equivalent of shares of our Class A Common Stock and/or units of value, including dollar value of shares of our Class A Common Stock, and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

Dividend Equivalents.  Dividend equivalents are rights to receive the equivalent value (in cash or our Class A Common Stock) of dividends paid on our Class A Common Stock. They represent the value of the dividends per share paid by us, calculated with reference to the number of shares that are subject to any award held by the participant.

Stock Payments.  Stock payments include payments in the form of our Class A Common Stock or options or other rights to purchase our Class A Common Stock, in each case made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the plan administrator and may be based upon specific performance criteria determined appropriate by the plan administrator, determined on the date such stock payment is made or on any date thereafter.

Deferred Stock.  Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the plan administrator. The Class A Common Stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or upon the satisfaction of performance criteria set by the plan administrator, and unless otherwise provided by the plan administrator, a recipient of deferred stock generally will have no rights as a stockholder with respect to such deferred stock until the time the vesting conditions are satisfied and the Class A Common Stock underlying the deferred stock award has been issued.

Restricted Stock Units.  Restricted stock units may be granted to any participant in such amounts and subject to such terms and conditions as determined by the plan administrator. At the time of grant, the plan administrator will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the plan administrator will specify the maturity date applicable to each grant of restricted stock units which will be no earlier than the vesting date or dates of the award and may be determined at the election of the participant. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of our Class A Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The plan administrator will specify the purchase price, if any, to be paid by the participant to us for such shares of our Class A Common Stock.

Performance Bonus Awards.  Any participant selected by the plan administrator may be granted a cash bonus payable upon the attainment of performance goals that are established by the plan administrator and relate to any one or more performance criteria determined appropriate by the plan administrator on a specified date or dates or over any period or periods determined by the plan administrator. Any such cash bonus paid to a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code may be a performance-based award as described below.

Performance-Based Awards

The plan administrator may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Internal Revenue Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to performance in an earlier period or as compared to any incremental increase or as compared to results of a peer group, industry index or other companies. With regard to a particular performance period, the plan administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by our company on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Administration

Unless otherwise determined by our Board of Directors, the 2007 Incentive Award Plan will be administered by a committee consisting of at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, an “outside director” pursuant to Section 162(m) of the Internal Revenue Code and an independent director under the rules of the principal securities market on which our shares are traded. Our Compensation Committee will be the administrator of the 2007 Incentive Award Plan. However, our full Board of Directors will administer the plan with respect to awards granted to our non-employee directors. In addition, our Board may at any time exercise any rights and duties of the Compensation Committee as they relate to the 2007 Incentive Award Plan except with respect to matters which under Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.

The governance of the Compensation Committee will be subject to its charter as approved by our Board of Directors. Any action taken by the Compensation Committee under the 2007 Incentive Award Plan will be valid and effective, whether or not its members at the time of such action are later determined not to have satisfied the requirements for membership provided in the 2007 Incentive Award Plan or the charter of the Compensation Committee.

The plan administrator will have the exclusive authority to administer the plan, including, but not limited to, the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting or forfeiture restriction, provided that the plan administrator will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards under Section 162(m) of the Internal Revenue Code.

Eligibility

Employees, consultants and directors of our company and our qualifying corporate subsidiaries are eligible to be granted non-qualified stock options, restricted stock, stock appreciation rights, performance share awards, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and performance bonus awards under the 2007 Incentive Award Plan. Only employees of our company and our qualifying corporate subsidiaries are eligible to be granted options that are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code. As of March 31, 2007, we and our subsidiaries had approximately 3,720 employees and consultants worldwide and our board consisted of three non-employee directors who were eligible to participate in the 2007 Incentive Award Plan.

Adjustments

If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of our Class A Common Stock or the share price of our Class A Common Stock other than an equity restructuring (as defined in the 2007 Incentive Award Plan), the plan administrator will make such proportionate adjustments, if any, as the plan administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the 2007 Incentive Award Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year), (ii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (iii) the grant or exercise price per share for any outstanding awards under the plan. If there is any equity restructuring, (i) the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be proportionately adjusted, and (ii) the plan administrator will make proportionate adjustments to reflect such equity restructuring with respect to the aggregate number and type of shares that may be issued under the 2007 Incentive Award Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year). Adjustments in the event of an equity restructuring will not be discretionary. Any adjustment affecting an award intended as “qualified performance-based compensation” will be made consistent with the requirements of Section 162(m) of the Internal Revenue Code. The plan administrator also has the authority under the 2007 Incentive Award Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Change in Control

Except as may otherwise be provided in any written agreement between the participant and us, in the event of a change in control (as defined in the 2007 Incentive Award Plan) of our company in which awards are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse. Upon, or in anticipation of, a change in control, the plan administrator may cause any and all awards outstanding under the 2007 Incentive Award Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the plan administrator, in its sole and absolute discretion, will determine.

Termination or Amendment

With the approval of our Board of Directors, the plan administrator may terminate, amend, or modify the 2007 Incentive Award Plan at any time. However, stockholder approval will be required for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the plan, to permit the grant of options or SARs with an exercise price below fair market value on the date of grant, or to extend the exercise period for an option or SAR beyond ten years from the date of grant. In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the plan in connection with certain changes in capital structure, no option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price.

No award may be granted pursuant to the 2007 Incentive Award Plan after the tenth anniversary of the effective date of the plan, and no awards that are intended to be incentive stock options may be granted under the plan after the tenth anniversary of the date the plan is adopted by our Board of Directors. Any awards that are outstanding on the tenth anniversary of the effective date will remain in force according to the terms of the 2007 Incentive Award Plan and the applicable award agreement.

Section 409A of the Internal Revenue Code

To the extent that the plan administrator determines that any award granted under the 2007 Incentive Award Plan is subject to Section 409A of the Internal Revenue Code (“Section 409A”), the award agreement evidencing such award shall incorporate the terms and conditions required by Section 409A. In the event that the plan administrator determines that any award may be subject to Section 409A, the 2007 Incentive Award Plan and any applicable awards may be modified to exempt the awards from Section 409A or comply with the requirements of Section 409A.

Federal Income Tax Consequences

The federal income tax consequences of the 2007 Incentive Award Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2007

Incentive Award Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2007 Incentive Award Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

Stock Options.

With respect to nonqualified stock options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If Class A Common Stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the Class A Common Stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

Other Awards.

The current federal income tax consequences of other awards authorized under the 2007 Incentive Award Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Internal Revenue Code with respect to covered employees.

Section 409A of the Internal Revenue Code.

Certain types of awards under the 2007 Incentive Award Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Internal Revenue Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2007 Incentive Award Plan and awards granted under the 2007 Incentive Award Plan will be structured and interpreted to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

Tax Deductibility and Section 162(m) of the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code generally places a $1 million annual limit on the amount of compensation paid to each of our named executive officers that may be deducted by our company for federal income tax purposes unless such compensation constitutes “qualified performance-based compensation” which is based on the achievement of pre-established performance goals set by a committee of the Board of Directors pursuant to an incentive plan that has been approved by our company’s stockholders. The 2007 Incentive Award Plan provides that certain awards made thereunder may, in the discretion of the plan administrator, be structured so as to qualify for the “qualified performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m).

Other Considerations.

Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Internal Revenue Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by our company and are subject to a 20% excise tax payable by the recipient.

The 2007 Incentive Award Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in Class A Common Stock previously owned by the participant rather than in cash.

Plan Benefits

No awards will be granted pursuant to the 2007 Incentive Award Plan unless and until it is approved by our stockholders. In addition, awards are subject to the discretion of the plan administrator and no determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2007 Incentive Award Plan or the benefits that would have been received by such participants if the 2007 Incentive Award Plan had been effect in the year ended December 31, 2006.

If the 2007 Incentive Award Plan is approved, we intend to terminate the 1998 Stock Plan effective upon such approval and replace it with the 2007 Incentive Award Plan. Certain information regarding prior awards to our individual named executive officers under the 1998 Stock Plan is presented in the tables below captioned Summary Compensation Table, Outstanding Equity Awards at 2006 Fiscal Year-End and Options Exercised and Stock Vested in Fiscal 2006.  During 2006, under the 1998 Stock Plan, awards with respect to 10,000 shares of our Class A Common Stock were granted to our executive officers as a group and awards with respect to 17,000 shares of our Class A Common Stock were granted to our other employees.

Vote Required

Approval of the 2007 Incentive Award Plan requires approval by a majority of votes cast at the Annual Meeting, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

The Board of Directors recommends a vote FOR approval of the 2007 Incentive Award Plan.

PROPOSAL NO. 3

APPROVAL OF THE 2008 EMPLOYEE STOCK PURCHASE PLAN

2008 Employee Stock Purchase Plan

The Board of Directors has adopted, subject to stockholder approval, the Skechers U.S.A., Inc. 2008 Employee Stock Purchase Plan (the “2008 Stock Purchase Plan”) for our employees and employees of our designated subsidiaries. Subject to approval by our stockholders, the 2008 Stock Purchase Plan will become effective as of January 1, 2008 (the “effective date”).

If the 2008 Stock Purchase Plan is approved by our stockholders, we intend to terminate our Amended and Restated 1998 Employee Stock Purchase Plan (the “1998 Stock Purchase Plan”) effective upon the completion of the purchase period under the 1998 Stock Purchase Plan ending on December 31, 2007, and no additional rights will thereafter be granted under the 1998 Stock Purchase Plan.

If the 2008 Stock Purchase Plan is not approved by our stockholders, it will not become effective and the 1998 Stock Purchase Plan will continue in full force and effect in accordance with its terms. If the 2008 Stock Purchase Plan is approved by our stockholders, we intend to file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the shares of our Class A Common Stock and other securities issuable under the 2008 Stock Purchase Plan.

The purposes of the 2008 Stock Purchase Plan are to assist employees of our company and our designated subsidiaries in purchasing shares of our Class A Common Stock, thereby helping them provide for their future security, and to encourage them to remain in our employment. The plan provides employees of our company and our designated subsidiaries with the opportunity to acquire shares of Class A Common Stock at a discounted price through payroll deductions. The 2008 Stock Purchase Plan allows each participant to:

•	Invest up to 15% of the participant’s compensation through payroll deductions, subject to the limitations described below under “Shares Subject to the 2008 Stock Purchase Plan” and “Eligibility”; and

•	Purchase our Class A Common Stock at a discount of 15%.

A summary of the principal provisions of the 2008 Stock Purchase Plan is set forth below. This summary is qualified in its entirety by reference to the 2008 Stock Purchase Plan itself, which is included as Appendix B.

Administration

The 2008 Stock Purchase Plan is administered, at our company’s expense, by the Board of Directors or a committee appointed by the Board comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and which is otherwise constituted to comply with applicable law. All questions of interpretation or application of the plan are determined by the Board of Directors or its committee, whose decisions are final and binding upon all participants. The administrator of the plan has final authority to interpret any provision of the plan.

Eligibility

An individual is eligible to participate in the 2008 Stock Purchase Plan in an offering period if, on the first day of the offering period, he or she is an employee of our company or any of our designated subsidiaries customarily scheduled to work more than five months in any calendar year. Employees who choose not to participate or are not eligible to participate at the start of an offering period but who become eligible thereafter may enroll in any subsequent purchase period. As of March 31, 2007, we and our subsidiaries had approximately 3,720 employees worldwide.

An individual is not eligible to participate in the 2008 Stock Purchase Plan for a given offering period if, immediately after the purchase right is granted, he or she owns 5% or more of the total combined voting power or value of all classes of capital stock of our company or our subsidiaries or parent corporations. In addition, the participant’s right to buy Class A Common Stock under the plan may not accrue at a rate in excess of $25,000 of the fair market value of such shares (determined at the time such purchase right is granted) per calendar year for each calendar year in which such purchase right is outstanding.

Shares Subject to the 2008 Stock Purchase Plan

Under the terms of the 2008 Stock Purchase plan, the aggregate number of shares of Class A Common Stock available for sale under the plan is 3,000,000 shares. In addition, the number of shares that may be made available for sale under the 2008 Stock Purchase Plan will be automatically increased on the first day of each of our company’s fiscal years during the term of the plan, commencing on January 1, 2009, by a number of shares equal to the least of: (1) 1% of the shares of our company’s outstanding capital stock on such date; (2) 500,000 shares; or (3) a lesser amount determined by the Board of Directors.

During each offering period or purchase period, the participant may purchase up to a maximum number of shares of the Class A Common Stock determined by dividing $25,000 by the fair market value of a share of Class A Common Stock on the first trading day of the offering period. When the purchase date arrives and the purchase price is calculated, if the participant’s payroll contributions exceed the amount used to purchase the number of shares described in the preceding sentence, then the excess payroll contributions will be rolled over to the next offering period or purchase period. Within this limit, the number of shares purchased depends on the fair market value of the Class A Common Stock on the first trading day of the offering period and the last trading day of the purchase period and the total amount of the participant’s accumulated payroll deductions at the end of the purchase period. On the purchase date, the participant’s accumulated contributions will be used to purchase whole shares at the purchase price. The participant cannot buy a fraction of a share. Any cash remaining to buy less than a whole share will be rolled over to the next offering period or purchase period.

If the number of shares to be purchased exceeds the number of shares available under the 2008 Stock Purchase Plan, then the available shares will be allocated among the participants on a pro rata basis.

Purchase Rights, Offering Periods and Purchase Periods

Under the 2008 Stock Purchase Plan, our company will grant each eligible employee a nontransferable right to purchase shares of Class A Common Stock. The participant’s rights to purchase shares under the plan may not be assigned to any other person. Through the plan, the participant may buy the Class A Common Stock at reduced prices. The participant’s purchase price is 85% of our Class A Common Stock’s fair market value on the first trading day of the offering period or the last trading day of the purchase period, whichever is lower.

The 2008 Stock Purchase Plan is implemented by consecutive offering periods. Each offering period will last approximately 6 months commencing on each January 1 or July 1 and terminating on the last trading day on or before the next occurring June 30 or December 31, as applicable. The initial offering period under the plan will commence on January 1, 2008, and end on the last trading day on or before June 30, 2008. The 2008 Stock Purchase Plan generally provides for two six-month purchase periods each year: (i) January 1 through June 30, and (ii) July 1 through December 31. The initial purchase period under the plan will commence on the first trading day on or after January 1, 2008 and will extend until the last trading day on or before June 30, 2008. Unless and until the plan administrator changes the duration of the offering periods or purchase periods under the 2008 Stock Purchase Plan in accordance with the terms of the plan, each offering period will be approximately the same six-month period as each purchase period.

Once the participant has enrolled in the plan, the payroll deductions will continue until he or she notifies our company otherwise. On the last trading day of each purchase period, the largest number of whole shares that may be purchased based on the accumulated payroll deductions in the participant’s account will automatically be purchased for such participant, without any action on the part of such participant.

Subject to the eligibility requirements described above under “Eligibility” and completion of all required enrollment documentation, each person who, during the course of an offering period, becomes an eligible employee subsequent to the enrollment date may become a participant in the 2008 Stock Purchase Plan by completing a subscription agreement authorizing payroll deductions and filing it with our company’s payroll office within a time period as determined by the plan administrator prior to the first trading day of the first offering period with respect to which his or her participation is to commence. As an example, for an employee who is hired on May 1, 2008 and otherwise satisfies the eligibility requirements of the plan, such employee will be able to enroll in the plan on the first trading day on or after July 1, 2008, the first trading day of the first offering period with respect to which the employee’s participation is to commence.

Enrollment in the 2008 Stock Purchase Plan

An eligible employee may enroll in the 2008 Stock Purchase Plan for any offering period by submitting a completed subscription agreement to the plan administrator prior to the enrollment date for the offering period with respect to which his or her participation is to commence. In general, the enrollment date will be January 1st or July 1st (or, if those dates are not trading days, the first trading day thereafter) for the offering periods which begin on those dates. The subscription agreement will remain in effect for successive offering periods and purchase periods unless it is revised or revoked by the participant or the participant becomes ineligible to participate in the plan.

If an eligible employee decides not to enroll at the time of the effective date of the 2008 Stock Purchase Plan, he or she may enroll at a later time before the start of any subsequent offering period during which the plan is in effect. Eligible employees may not begin participating in the middle of an offering period. Employees who choose not to participate in an offering period or who are not eligible to participate at the start of an offering period may enroll in any subsequent offering period if they are eligible to participate at that time. Offering periods under the plan begin on each January 1st and July 1st (or, if those dates are not trading days, the first trading day thereafter).

Participant Contributions

A participant may contribute through payroll deductions in whole percentages from 1% to 15% of his or her eligible compensation. For this purpose, eligible compensation means base straight time gross earnings including commissions, payments for overtime, incentive payments and performance bonuses.

After the participant authorizes us to deduct a certain percentage of his or her compensation for the purchase of shares under the 2008 Stock Purchase Plan, we will make such deductions from the participant’s paycheck each pay period during the offering period and will hold the accumulated amounts in an account until the completion of the purchase period. The participant will not receive any interest on the amounts of his or her compensation that we accumulate for the purchase of shares under the plan. We may use all funds held by our company under the plan for any corporate purpose.

Price of the Class A Common Stock

The purchase price will be 85% of the fair market value of a share of our Class A Common Stock on the first trading day of the offering period or the last trading day of the purchase period, whichever is lower. For purposes of the 2008 Stock Purchase Plan, provided that our Class A Common Stock continues to be traded on the New York Stock Exchange or another exchange, the “fair market value” of a share of our Class A Common Stock as of a given date will be the closing sales price of a share as reported in the Wall Street Journal (or such other source as we may deem reliable) for that date, or if no sale occurred on that date, the first trading day immediately prior to such date during which a sale occurred. On March 30, 2007, the closing price of our Class A Common Stock as reported on the New York Stock Exchange was $33.57 per share.

Changes in Payroll Deductions

A participant may decrease (but not increase) the rate of payroll deductions during the offering period by submitting a new subscription agreement within the time period specified by the plan administrator. Any such decrease will be effective as soon as practicable after our company’s receipt of the new subscription agreement. A participant may increase the rate of payroll deductions for any subsequent offering period by submitting a new subscription agreement within the time period specified by the plan administrator. Any such increase will be effective with the first full offering period after our company’s receipt of the new subscription agreement, provided that our company has received the new subscription agreement at least five (5) business days prior to the commencement of such offering period.

Withdrawal From the 2008 Stock Purchase Plan

A participant may withdraw from the 2008 Stock Purchase Plan by completing the appropriate withdrawal form and submitting it to the plan administrator. The payroll deductions will stop, and the balance in the participant’s account (without interest) will be paid to such participant within a reasonable time period. If the participant does withdraw from the plan, he or she cannot rejoin until the next offering period.

Shares Purchased under the 2008 Stock Purchase Plan

As soon as practicable after each purchase date, our company’s transfer agent will make an entry on its books and records indicating that the shares of Class A Common Stock purchased by the participant on that purchase date (using the total payroll deductions credited to the participant’s account under the 2008 Stock Purchase Plan) have been duly issued and transferred or recorded to a brokerage account established in the participant’s name in connection with the plan.

Individual accounts will be maintained for each participant in the 2008 Stock Purchase Plan. Statements of account will be provided to participants at least annually, and will set forth the amounts of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

Termination of Employment

Upon a participant’s ceasing to be an eligible employee for any reason, he or she will be deemed to have elected to withdraw from the 2008 Stock Purchase Plan and the payroll deductions credited to the participant’s account during the purchase period (without interest) will be paid to the participant as soon as reasonably practicable. The participant’s purchase right for the then current offering period will be automatically terminated.

No Rights as Employee

Nothing in the 2008 Stock Purchase Plan will give any person, including any eligible employee or participant, any right to remain an employee of our company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any person, including any eligible employee or participant, at any time.

Adjustments

In the event of any increase or decrease in the number of shares of our Class A Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or any other increase or decrease effected without the receipt of consideration by us, the number of shares reserved under the 2008 Stock Purchase Plan, the maximum number of shares that a participant may purchase in an offering period or a purchase period, and the price per share and number of shares of Class A Common Stock covered by each outstanding purchase right will be adjusted proportionately. Such adjustments will be made by the Board of Directors whose determination in that respect will be final, binding and conclusive.

In the event of our company’s proposed dissolution or liquidation, the offering period then in progress will be shortened by setting a new purchase date immediately prior to the proposed dissolution or liquidation, unless otherwise provided by the plan administrator.

In the event of our company’s merger with or into another corporation, or the sale of all or substantially all of our company’s assets, outstanding purchase rights will be assumed or an equivalent purchase right will be substituted by the successor corporation (or a parent or subsidiary of such successor corporation). In the event that the successor corporation refuses to assume or substitute the outstanding purchase rights, the purchase period then in progress will be shortened by setting a new purchase date for outstanding purchase rights and the offering period then in progress will end on the new purchase date. This new purchase date will be prior to the date of consummation of the merger or sale.

Amendment, Modification and Termination of the 2008 Stock Purchase Plan

Our Board of Directors may terminate or amend the 2008 Stock Purchase Plan at any time. No termination may affect outstanding purchase rights and generally no amendment may impair the rights of any participant under an outstanding purchase right without the participant’s consent, except that our Board of Directors may terminate an offering period if the Board determines that the termination of the offering period or the plan is in the best interests of our company and our stockholders. We will seek stockholder approval for any amendment to the extent necessary and desirable to comply with Section 423 of the Code or any other applicable law, regulation or stock exchange rule.

Certain changes may be made to the 2008 Stock Purchase Plan without stockholder approval and without regard to whether any participant rights may be considered to have been impaired, including changes to the offering periods and the establishment of certain limitations and procedures regarding payroll deductions and the application of such payroll deductions towards the purchase of Class A Common Stock.

In addition, in the event that our Board of Directors determines that the ongoing operation of the 2008 Stock Purchase Plan may result in unfavorable financial accounting consequences, the Board may modify or amend the plan to reduce or eliminate such accounting consequences including, but not limited to (i) altering the purchase price for any offering period, (ii) shortening any offering period, and (iii) allocating shares.

The 2008 Stock Purchase Plan will continue in effect for a term of ten years from the effective date of the plan, unless sooner terminated by the Board.

Federal Income Tax Consequences

The federal income tax consequences of the 2008 Stock Purchase Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2008 Stock Purchase Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2008 Stock Purchase Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

The following summary assumes that the 2008 Stock Purchase Plan qualifies as an “employee stock purchase plan” under Section 423(b) of the Code. Although the plan is intended to be an “employee stock purchase plan,” no assurance is given that the plan will qualify as an “employee stock purchase plan.”

Grant of Purchase Right; Exercise of Purchase Right.

A participant will not recognize taxable income upon the grant of a purchase right on the date of grant (generally, the first trading day of the offering period). In addition, the participant will not recognize taxable income upon the exercise of a purchase right on the date of exercise (generally, the last trading day of the purchase period).

Sale of Class A Common Stock After the Holding Period.

The tax treatment resulting from the sale or other disposition of the shares of Class A Common Stock that a participant purchased upon the exercise of a purchase right under the 2008 Stock Purchase Plan will depend on whether such sale or disposition occurs before or after the later of: (1) two years after the date of grant of the purchase right, or (2) one year after the date such shares are transferred to the participant (the “Holding Period”).

If the participant sells or disposes of the shares of Class A Common Stock that he or she purchased upon the exercise of a purchase right under the 2008 Stock Purchase Plan after the Holding Period, the participant will be taxed in the year in which he or she sells or disposes of such shares of Class A Common Stock, as follows:

•	The participant will recognize ordinary income in an amount equal to the lesser of:

•	The excess, if any, of the fair market value of such shares of Class A Common Stock on the date on which he or she sold or disposed of such shares, over the purchase price he or she paid for such shares of Class A Common Stock, or

•	15% of the fair market value of the shares of Class A Common Stock on the date of grant; and

•	The remaining gain (or loss) will be treated as capital gain (or loss).

We (or our designated subsidiary) will not be entitled to any deduction as a result of the participant’s sale or disposition of the shares of Class A Common Stock after the expiration of the Holding Period for such shares.

Sale of Class A Common Stock During the Holding Period.

If a participant sells or disposes of the shares of Class A Common Stock that he or she purchased upon the exercise of a purchase right under the 2008 Stock Purchase Plan before the Holding Period expires, the participant will be taxed in the year in which he or she sells or disposes of such shares of Class A Common Stock, as follows:

•	The participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares of Class A Common Stock on the date such shares were transferred to him or her, over the purchase price the participant paid for such shares of Class A Common Stock; and

•	The remaining gain (if any) will be treated as capital gain.

If the participant sells or disposes of the shares of Class A Common Stock for less than the fair market value on the date such shares were transferred to him or her, the excess of the fair market value of such shares of Class A Common Stock on the date such shares were transferred to the participant, over the price he or she received upon the sale or disposition of such shares, will be treated as a capital loss.

We (or our designated subsidiary) will be entitled to a deduction equal to the amount of ordinary income that is recognized by the participant as a result of his or her sale or disposition of the shares of Class A Common Stock before the Holding Period expires for such shares.

The 2008 Stock Purchase Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act.

Plan Benefits

No rights to purchase shares will be granted pursuant to the 2008 Stock Purchase Plan until it is approved by our company’s stockholders. The benefits that will be received by all eligible employees under the 2008 Stock Purchase Plan are not determinable in advance because the number of shares of Class A Common Stock that a participant may receive under the 2008 Stock Purchase Plan is based on the amount of payroll deductions elected by the participant.

If the 2008 Stock Purchase Plan is approved, we intend to terminate the 1998 Stock Purchase Plan effective upon the completion of the purchase period under the 1998 Stock Purchase Plan ending on December 31, 2007 and replace it with the 2008 Stock Purchase Plan. With respect to the 1998 Stock Purchase Plan, the following table sets forth (a) the aggregate number of shares of Class A Common Stock purchased under the 1998 Stock Purchase Plan during the 2006 fiscal year, and (b) the market value of such shares of Class A Common Stock based on the closing price of our Class A Common Stock as of December 29, 2006, which was $33.31 per share.

	Number of	Market Value of
	Class A Shares	Class A Shares
Name of Individual or Group	Purchased (#)	Purchased ($)

Robert Greenberg	—	—
Michael Greenberg	1,596	53,163
David Weinberg	1,596	53,163
Frederick Schneider	1,596	53,163
Mark Nason	1,445	48,133
All executive officers, as a group	6,233	207,621
All directors who are not executive officers, as a group	—	—
All employees who are not executive officers, as a group	115,145	3,835,480

Vote Required

Approval of the 2008 Stock Purchase Plan requires approval by a majority of votes cast at the Annual Meeting, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

The Board of Directors recommends a vote FOR approval of the 2008 Employee Stock Purchase Plan.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

		Class and Year
		in Which Term
Name	Age	Will Expire	Position

Michael Greenberg	44	Class II (2010)	President and Director
David Weinberg	56	Class II (2010)	Executive Vice President; Chief Operating Officer and Director
Jeffrey Greenberg	39	Class II (2010)	Senior Vice President, Active Electronic Media and Director

Michael Greenberg has served as our President and a member of our Board of Directors since our company’s inception in 1992, and from June 1992 to October 1993, he served as our Chairman of the Board.

David Weinberg has served as our Chief Operating Officer since January 2006 and as Executive Vice President and a member of our Board of Directors since July 1998, and from October 1993 to January 2006, he also served as our Chief Financial Officer.

Jeffrey Greenberg has served as our Senior Vice President, Active Electronic Media since June 2005 and as a member of our Board of Directors since September 2000. From January 1998 to June 2005, Mr. Greenberg served as our Vice President, Active Electronic Media. Previously, Mr. Greenberg served as our Chief Operating Officer, Secretary and a member of our Board of Directors from June 1992 to July 1998, and as our Chief Executive Officer from June 1992 to October 1993.

Directors Not Standing for Election

The members of the Board of Directors who are not standing for election at this year’s Annual Meeting are set forth below.

		Class and Year in Which
Name	Age	Term Will Expire	Position

Robert Greenberg	67	Class I (2009)	Chairman of the Board and Chief Executive Officer
Morton D. Erlich(1)(2)	62	Class I (2009)	Director
Geyer Kosinski(1)	41	Class III (2008)	Director
Richard Siskind(1)(2)	61	Class III (2008)	Director

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

Robert Greenberg has served as our Chairman of the Board and Chief Executive Officer since October 1993.

Morton D. Erlich has served as a member of our Board of Directors since January 2006. Mr. Erlich worked for 34 years at KPMG LLP including 24 years as an audit partner until retiring in September 2004.

Geyer Kosinski has served as a member of our Board of Directors since November 2001. Since July 2004, Mr. Kosinski has been the Chairman and Chief Executive Officer of Media Talent Group, a talent management and production company that produces feature films and television programming and manages over 50 actors, writers and directors. From April 1997 to June 2004, Mr. Kosinski was a Managing Partner and co-owner of Industry Entertainment, a talent management and production company that produces feature films and television programming and manages over 100 actors, writers and directors.

Richard Siskind has served as a member of our Board of Directors since June 1999. From November 2002 to June 2006, Mr. Siskind served as a member of the Board of Directors of Magic Lantern Group, Inc. (AMEX:GML), which changed its name from JKC Group, Inc. From May 1998 to November 2002, Mr. Siskind served as President, Chief Executive Officer and a member of the Board of Directors of Stage II Apparel Corp. (AMEX:SA), which changed its name to JKC Group, Inc. (AMEX:JKC) in April 2002. In 1991, Mr. Siskind founded R. Siskind & Company, a business that purchases brand name men’s and women’s apparel and accessories and redistributes those items to off-price retailers, and he is its sole shareholder, Chief Executive Officer, President and sole member of its Board of Directors.

Executive Officers

The following table sets forth certain information with respect to our executive officers who are not also members of our Board of Directors. For information concerning Robert Greenberg, Michael Greenberg and David Weinberg, see “Information Concerning Director Nominees” and “Directors Not Standing for Election” above.

Name	Age	Position

Frederick Schneider	50	Chief Financial Officer
Philip Paccione	45	General Counsel; Executive Vice President, Business Affairs; and Corporate Secretary
Mark Nason	45	Executive Vice President, Product Development

Frederick Schneider has served as our Chief Financial Officer since January 2006. From February 2004 to when he joined our company in January 2006, Mr. Schneider served on our Board of Directors and as Chairman of our Audit Committee. He also currently serves on the Board of Directors and as Chairman of the Audit Committee at each of Meade Instruments (NASDAQ:MEAD) and Sport Chalet, Inc. (NASDAQ:SPCH). Mr. Schneider has served as a Board member and Audit Committee member at Meade Instruments since August 2004 and at Sport Chalet since May 2002. From July 2004 to December 2005, he served as a senior managing director at Pasadena Capital Partners, a private equity investment firm. Prior to working at Pasadena Capital Partners, Mr. Schneider was an independent private equity investor and consultant; from September 1994 to January 1998, he served as chief financial officer and principal of Leonard Green & Partners, L.P., a merchant banking firm specializing in leveraged buyouts; and from June 1978 to September 1994, he worked at KPMG LLP including five years as an audit and due diligence partner.

Philip Paccione has served as our Executive Vice President, Business Affairs since February 2000, as our Corporate Secretary since July 1998 and as our General Counsel since May 1998.

Mark Nason has served as our Executive Vice President, Product Development since March 2002. From January 1998 to March 2002, Mr. Nason served as our Vice President, Retail and Merchandising, and from December 1993 to January 1998, he served as our Director of Merchandising and Retail Development.

Robert Greenberg is the father of Michael Greenberg and Jeffrey Greenberg; other than the foregoing, no family relationships exist between any of our executive officers or directors.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics, which applies to all directors, officers and employees, was adopted by the Board of Directors as of April 28, 2004 and amended by the Board as of January 15, 2007. The purpose of the Code is to promote honest and ethical conduct. The Code of Business Conduct and Ethics is posted in the corporate governance section of the investor relations page of our website located at www.skechers.com, and is available in print, without charge, upon written request to our Corporate Secretary at Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266. We intend to promptly post any amendments to or waivers of the Code of Business Conduct and Ethics on our website.

“Controlled Company” Exemption under NYSE Rules

Under Section 303A of the New York Stock Exchange (“NYSE”) Listed Company Manual (collectively, the “NYSE Rules”), we are considered a “Controlled Company” because Robert Greenberg, directly and indirectly, owns 61.5% of the voting power in our company (see “Transactions With Related Persons”). As a Controlled

Company, we are exempt from certain NYSE Rules requiring a board of directors with a majority of independent members, a compensation committee composed entirely of independent directors and a nominating committee composed entirely of independent directors. However, notwithstanding this exemption, as described more fully below, we established a Compensation Committee in 2006 that is composed entirely of independent directors.

Director Independence

Our Board of Directors has affirmatively determined that the Board has three members who are “independent” consistent with Section 303A.02 of the NYSE Rules. These directors are currently Morton D. Erlich, who is Chairman of our Audit Committee and a member of our Compensation Committee, Geyer Kosinski, who is a member of our Audit Committee, and Richard Siskind, who is Chairman of our Compensation Committee and a member of our Audit Committee. The Board of Directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with our company, its subsidiaries and affiliates. The Board considered relationships and transactions between each director or any member of his immediate family and our company and its subsidiaries and affiliates, including those reported under the section entitled “Transactions With Related Persons” in this proxy statement. The purpose of the Board’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NYSE Rules.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

Our Board of Directors met four times in 2006, and each of the directors attended all of the meetings. While we do not have a policy requiring our directors to attend our Annual Meeting of Stockholders, all of the directors attended the Annual Meeting held in 2006.

Audit Committee

Our Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, is responsible for overseeing (i) the quality and integrity of our financial statements, (ii) the appointment, compensation, independence and performance of the independent registered public accounting firm, (iii) our compliance with legal and regulatory requirements and (iv) the performance of internal audit and controls function.

The Audit Committee is currently composed of Chairman Morton D. Erlich, Geyer Kosinski and Richard Siskind, each of whom is “independent” under Sections 303A.06 and 303A.07 of the NYSE Rules and Section 10A(m)(3) of the Exchange Act. The Audit Committee met six times during 2006. Each Audit Committee member attended all of the meetings, except Geyer Kosinski who was unable to attend two of the meetings.

Our Audit Committee currently acts under a written Audit Committee Charter adopted by the Board of Directors as of April 29, 2004 and amended by the Board as of January 15, 2007. The Audit Committee Charter, which complies with the NYSE Rules and is subject to change from time to time by the Board of Directors, is posted in the corporate governance section of the investor relations page of our website located at www.skechers.com. Copies are available in print, without charge, upon written request to our Corporate Secretary at Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266.

Audit Committee Financial Expert

Our Board of Directors has determined that Morton D. Erlich, who currently serves as Chairman of our Audit Committee, is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K.

Compensation Committee

Our Board of Directors approved and established the Compensation Committee as of March 31, 2006. The Compensation Committee is responsible for (i) discharging the Board’s responsibilities relating to compensation of our executive officers, (ii) overseeing the administration of our executive compensation plans, (iii) reviewing and discussing with our management the Compensation Discussion and Analysis required by the applicable rules of the Securities and Exchange Commission (the “SEC”) and recommending to the Board whether such disclosure should be included in our proxy statement and (iv) producing an annual report on executive compensation for inclusion in our proxy statement in accordance with the applicable rules of the SEC. This includes reviewing and approving the annual compensation of our Chief Executive Officer and other executive officers, reviewing and making recommendations to the Board with respect to executive compensation plans, including incentive compensation and equity-based compensation, and reviewing and approving performance goals and objectives with respect to the compensation of our Chief Executive Officer and other executive officers consistent with our executive compensation plans.

The Compensation Committee is composed of Chairman Richard Siskind and Morton D. Erlich. The Compensation Committee held two meetings in 2006, which were attended by both of its members.

Our Compensation Committee currently acts under a written Compensation Committee Charter adopted by the Board of Directors as of March 31, 2006 and amended by the Board as of December 12, 2006. The Compensation Committee Charter, which complies with the NYSE Rules and is subject to change from time to time by the Board of Directors, is posted in the corporate governance section of the investor relations page of our website located at www.skechers.com. Copies are available in print, without charge, upon written request to our Corporate Secretary at Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is composed of Richard Siskind and Morton D. Erlich, neither of whom has ever been an employee or officer of our company or any of its subsidiaries. None of our executive officers has served or currently serves on the board of directors or on the compensation committee of any other entity, which has officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2006.

Director Nominations

As a Controlled Company under the NYSE Rules, we are not required to and currently do not have a nominating committee. Our Chairman of the Board, in consultation with other members of management, performs the functions of a nominating committee, including the identification and evaluation of director candidates. Nominees for directors are identified and recommended by the Chairman of the Board and presented to the full Board of Directors. Qualifications and skills that the Board of Directors requires of directors are set forth in our Corporate Governance Guidelines, which was adopted by the Board as of April 28, 2004 and is posted in the corporate governance section of the investor relations page of our website located at www.skechers.com. Copies are available in print, without charge, upon written request to our Corporate Secretary at Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266. Our Board of Directors seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Factors considered in evaluating a director candidate include the evaluation of diversity, age, skills and experience in the context of the needs of the Board. Additionally, directors should not serve on more than two boards of public companies in addition to our Board of Directors. The Board believes that the functions of a nominating committee are more than adequately performed by our Chairman of the Board and the Board of Directors as a whole.

Pursuant to our bylaws, a stockholder may nominate a person for election as a director at an annual meeting of stockholders only if written notice of such stockholder’s intent to make such nomination has been given to our Corporate Secretary no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day in advance of such meeting. Each notice is required to set forth certain information, including (i) the name and address of the stockholder and of the person or persons to be nominated, (ii) a description of all arrangements or understandings between the stockholder and each nominee pursuant to which the nomination is to be made, (iii) information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the

Board and (iv) the consent of each nominee to serve as a director if so elected. The stockholder must also promptly provide any other information that we reasonably request.

Executive Sessions

Non-management directors meet regularly in executive sessions without our management. Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company. Executive sessions are led by a Presiding Independent Director. An executive session is held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Presiding Independent Director in his own discretion or at the request of the Board of Directors. Morton D. Erlich is currently designated as the Presiding Independent Director.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of compensation arrangements of our Named Executive Officers for 2006 should be read together with the compensation tables and related disclosures set forth below. The Named Executive Officers are those executive officers listed in the table captioned Summary Compensation Table in this proxy statement: specifically, Robert Greenberg, Chief Executive Officer; Michael Greenberg, President; David Weinberg, Chief Operating Officer; Frederick Schneider, Chief Financial Officer; and Mark Nason, Executive Vice President of Product Development. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Role of Compensation Committee

Our executive compensation program is administered by or under the direction of the Compensation Committee of our Board of Directors. Under the terms of its Charter, the Compensation Committee is responsible for (i) discharging the Board’s responsibilities relating to compensation of our executive officers, (ii) overseeing the administration of our executive compensation plans, (iii) reviewing and discussing with Skechers’ management this Compensation Discussion and Analysis required by the applicable SEC rules and recommending to the Board its inclusion in this proxy statement and (iv) producing the annual report on executive compensation included elsewhere in this proxy statement in accordance with the applicable SEC rules.

The Compensation Committee has the authority to retain the services of outside advisors, experts and other consultants to assist in the evaluation of the compensation of the Chief Executive Officer, the other executive officers and the Board of Directors. Neither we nor our Compensation Committee retained a compensation consultant in 2006 to review policies and procedures with respect to executive compensation or to advise us on compensation matters. For 2006, the Compensation Committee reviewed management’s compensation recommendations and then discussed these recommendations with management. The final recommendation by the Compensation Committee was approved by the Board of Directors.

Role of Management in Compensation Decisions

Management, led by our Chief Executive Officer, President and Chief Operating Officer, annually makes recommendations to the Compensation Committee regarding (i) annual base salary and bonuses to be paid to executive officers, (ii) the formation and modification of our equity-based and incentive compensation plans for executive officers, (iii) awards to be granted under our equity-based compensation plan and (iv) performance metrics to be used to calculate incentive compensation that executive officers may earn under our incentive compensation plan. These recommendations are based on management’s assessment of the base salary, equity-based compensation and incentive compensation opportunities that are competitive within our industry and within the geographical labor markets in which we participate. The Compensation Committee has the authority to adopt, modify or reject any of these recommendations.

Compensation Objectives

The basic compensation philosophy of our management and the Compensation Committee is to provide competitive salaries and incentives to executive officers in order to promote superior financial performance. The Compensation Committee believes that compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis, linked to specific, measurable results intended to create value for stockholders, and that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

Our executive compensation policies are designed to achieve four primary objectives:

•	attract and motivate well-qualified individuals with the ability and talent for us to achieve our business objectives and corporate strategies;

•	provide incentives to achieve specific short-term individual and corporate goals by rewarding achievement of those goals at established financial performance levels;

•	provide incentives to achieve longer-term financial goals and reinforce sense of ownership through award opportunities that can result in ownership of stock; and

•	promote retention of key executives and align the interests of management with those of the stockholders to reinforce achievement of continuing increases in stockholder value.

Consistent with our performance-based philosophy, the Compensation Committee reviews and approves our compensation programs to effectively balance executive officers’ salaries with incentive compensation that is performance-based as well as to reward annual performance while maintaining a focus on longer-term objectives. We believe that it serves the needs of our stockholders and key executives to provide incentives commensurate with individual management responsibilities and past and future contributions to corporate objectives. The mix of compensation elements varies based on an executive officer’s position and responsibilities with Skechers.

To maximize stockholder value, we believe that it is necessary to deliver consistent, long-term sales and earnings growth. Accordingly, the Compensation Committee reviews not only the individual compensation elements, but the mix of individual compensation elements that make up the aggregate compensation and attempts to balance the total compensation package between short-term, long-term and currently paid cash and equity compensation in a way that meets the objectives set forth above.

Elements of Compensation

Our executive compensation consists of three primary components:

•	base salary and benefits;

•	performance-based compensation, if any, under the 2006 Annual Incentive Compensation Plan (the “2006 Plan”); and

•	equity compensation awarded as stock options or restricted stock under the 1998 Stock Plan.

These components, individually and in the aggregate, are designed to accomplish one or more of the four compensation objectives described above

Base Salary

Base salaries for our Named Executive Officers are established based on the scope of their respective responsibilities, taking into account market compensation paid by competitors within our industry and other companies of similar type, size and financial performance for individuals in similar positions. We set base compensation for our Named Executive Officers at levels that we believe enable us to hire and retain individuals in a competitive environment, such as with Mr. Schneider who was hired as our Chief Financial Officer in January 2006, and to reward satisfactory performance at an acceptable level based upon contributions to our overall business objectives.

Base salaries are generally reviewed annually, but may be adjusted from time to time to realign salaries with market levels. In reviewing base salaries, we consider various factors, including (i) each individual’s level of responsibilities, performance and results achieved, and professional experience, (ii) a comparison to base salaries paid to employees in comparable positions by our competitors and companies of similar type, size and financial performance and (iii) cost of living increases. The base salaries of Messrs. Weinberg and Nason increased for 2006 over the previous year’s levels as a result of a combination of factors, including continued positive financial performance by Skechers, improved individual performances, individual promotions and increased responsibilities. While the same factors could be attributed to increases in total compensation for Robert Greenberg and Michael Greenberg for 2006 over the previous year, Robert Greenberg’s base salary decreased in 2006 and Michael Greenberg’s base salary remained unchanged year-over-year. This was consistent with our performance-based philosophy, as each of our Named Executive Officer’s total compensation for 2006 was more heavily weighted towards incentive compensation as compared to the previous year.

Annual Incentive Compensation

The 2006 Plan is intended to advance our interests and those of our stockholders and to assist us in attracting and retaining executive officers by providing incentives and financial rewards to such executives who, because of the extent of their responsibilities can make significant contributions to our success through their ability, industry expertise, loyalty and exceptional services. The 2006 Plan was adopted by our Board of Directors in March 2006, and then approved at our 2006 Annual Meeting of Stockholders.

The 2006 Plan continues the annual bonus policy that we have used for many years and provides Named Executive Officers with the opportunity to earn bonuses based on our financial performance by linking incentive award opportunities to the achievement of our performance goals. The 2006 Plan allows us to set annual performance criteria and goals that are flexible and change with the needs of our business. The Compensation Committee annually approves the performance criteria and goals that will be used in formulae to calculate our Named Executive Officers’ incentive compensation for each fiscal year. By determining performance criteria and setting goals at the beginning of each fiscal year, our Named Executive Officers understand our goals and priorities during the current fiscal year. Our performance goals are set by reference to one or more of the business criteria that are listed under “Executive Compensation — 2006 Annual Incentive Compensation Plan.” The business criteria used in the formulae to calculate the incentive compensation of our Chief Executive Officer and President for 2006 were our net sales and net earnings because the Compensation Committee believes that they provide an accurate and comprehensive measure of our annual performance. For our other Named Executive Officers, our net sales were used to calculate their incentive compensation for 2006.

The potential payments of incentive compensation to our Named Executive Officers are performance-driven and therefore completely at risk. The payment of any incentive compensation for a fiscal year under the 2006 Plan is conditioned on the Company achieving at least certain threshold performance levels of the business criteria approved by the Compensation Committee, and no payments will be made to the Company’s Named Executive Officers if the threshold performance levels are not met. Any incentive compensation to be paid to the Named Executive Officers in excess of the threshold amounts is based on the Compensation Committee’s pre-approved business criteria and formulae for the respective Named Executive Officers. The threshold performance levels for 2006 were “attainable,” and additional incentive compensation could have been earned based on our financial performance exceeding increasingly challenging levels of performance goals, none of which was certain to be achieved. The Compensation Committee did not place a maximum limit on the incentive compensation that could have been earned by the Named Executive Officers in 2006, although the maximum amount of incentive compensation that any Named Executive Officer may earn in a 12-month period under the 2006 Plan is $5,000,000.

The Named Executive Officers were generally targeted to receive from 20% to 70% of their annual salaries for 2006 in annual bonus compensation, which was determined to be competitive in the marketplace for similar positions. In determining the potential awards that computed into these percentages, the Compensation Committee considered each Named Executive Officer’s position, responsibilities and prospective contribution to the attainment of our performance goals. The percentage of total compensation represented by incentive awards is generally higher for more senior executives to reflect their greater influence on profits and sales and to put a larger percentage of their total potential cash compensation “at risk.” Accordingly, our Chief Executive Officer, Robert Greenberg, was at the top end of the range.

Based on our financial performance and the performance goals previously set by the Compensation Committee for each Named Executive Officer for 2006, the actual incentive compensation earned by each Named Executive Officer for 2006 was $1,494,455 for Robert Greenberg, which represented 59% of his total compensation; $696,673 for Michael Greenberg, which represented 40% of his total compensation; $497,227 for David Weinberg, which represented 33% of his total compensation, $397,782 for Mark Nason, which represented 29% of his total compensation; and $198,891 for Frederick Schneider, which represented 24% of his total compensation.

Incentive compensation awarded under the 2006 Plan complements the approach of our equity compensation program described below, which is focused on our long-term achievements for earnings per share and total stockholder return.

Equity-Based Compensation

Awards of stock options and restricted stock under the 1998 Stock Plan are designed to:

•	closely align management and stockholder interests;

•	promote retention and reward executives and other key employees for building stockholder value; and

•	encourage long-term investment in Skechers by participating Named Executive Officers.

The Compensation Committee believes that stockholder ownership by management has been demonstrated to be beneficial to all stockholders and stock awards have been granted by Skechers to executive officers and other employees prior to 2006 for the foregoing reasons. However, we did not issue any shares of restricted stock to the Named Executive Officers as part of their annual compensation in 2006, except for a new hire award to our Chief Financial Officer when he joined our company in January 2006, and we have not granted any stock options to the Named Executive Officers as part of their annual compensation since February 2004. The Compensation Committee plans to re-evaluate whether to award equity-based compensation as a component of total executive compensation in 2007.

Restricted Stock

The 1998 Stock Plan provides for awards of restricted shares of our Class A Common Stock to our executives and other key employees. The Compensation Committee has the authority to determine the individuals to whom restricted shares are awarded, the terms upon which shares are awarded and the number of shares subject to each award. If not the Board of Directors, the Compensation Committee takes final action on the amount, timing, price and other terms of all restricted shares awarded to our employees, advisors and consultants.

Restricted shares are subject to certain restrictions that generally lapse over a period of four years from the date of award. This vesting schedule promotes retention and encourages long-term investment in Skechers by those Named Executive Officers who do not already hold shares of our Class A or Class B Common Stock. This also provides a reasonable time frame to align the Named Executive Officers’ compensation with stockholder interests since any appreciation of our stock price will benefit both management and stockholders. An additional advantage of restricted stock is that, in comparison to stock options, fewer shares are required to deliver the same economic value. This may result in lower stockholder dilution than granting stock options. The Compensation Committee is expected to consider these advantages when re-evaluating whether to award restricted stock or other equity-based compensation as a component of total executive compensation in 2007.

Stock Options

The 1998 Stock Plan provides for grants of stock options to our executives and other key employees to purchase shares of our Class A Common Stock. The Compensation Committee has the authority to determine the individuals to whom options are granted, the terms upon which options are granted and the number of shares subject to each option. Our Chief Executive Officer makes periodic recommendations of stock option grants (other than for himself), which the Compensation Committee then considers, and may approve, revise or reject. If not the Board of

Directors, the Compensation Committee takes final action on the amount, timing, price and other terms of all options granted to our employees, advisors and consultants.

Stock options generally vest over a period of three years, with 25% vesting on the date of grant and 25% vesting each anniversary thereafter, with all options exercisable on the third anniversary of the date of grant. This vesting schedule promotes retention while the nature of stock options provides Named Executive Officers and other key employees with an incentive to contribute to stockholder value in the long term. Stock options are typically priced at the closing price of our Class A Common Stock on the New York Stock Exchange on the date of grant. All stock options expire ten years from the date of grant. This provides a reasonable time frame to align the Named Executive Officers’ compensation with stockholder interests since any appreciation of our stock price will benefit both management and stockholders. While playing a lesser role in our current equity-based compensation program, stock options are still an appropriate and highly motivating vehicle for delivering long-term incentives. Stock options provide a direct link with stockholder interests as they have zero intrinsic value unless our stock price increases above the grant date price. The Compensation Committee is expected to consider these advantages when re-evaluating whether to award stock options or other equity-based compensation as a component of total executive compensation in 2007.

2007 Incentive Award Plan

The Board of Directors has adopted, subject to stockholder approval, the 2007 Incentive Award Plan. If the 2007 Incentive Award Plan is approved by our stockholders at the Annual Meeting, we intend to terminate the 1998 Stock Plan effective upon such approval, and no additional awards will thereafter be made under the 1998 Stock Plan. Any future awards will be made under the 2007 Incentive Award Plan, although any awards outstanding upon the termination of the 1998 Stock Plan will remain outstanding and in full force and effect in accordance with the terms of the 1998 Stock Plan and the applicable award agreement.

Perquisites and Other Benefits

We provide our Named Executive Officers with perquisites and other benefits, reflected in the “All Other Compensation” column in the table captioned Summary Compensation Table in this proxy statement, that we believe are reasonable, competitive and consistent with our overall executive compensation program. The costs of these benefits constitute only a small percentage of each Named Executive Officer’s total compensation and include the following:

Employee Healthcare Premiums.  We, at our sole cost, provide to each Named Executive Officer, his spouse and his children such health, dental and vision insurance as we may from time to time make available to our other employees.

Matching Contributions to 401(k) Plan Accounts.  Each Named Executive Officer participating in our contributory retirement plan (the “401(k) Plan”) may contribute up to 15% of his salary, up to the IRS statutory limitation of $15,000 for 2006, to his account under the 401(k) Plan. We may make a matching contribution equal to a percentage of salary contributed by the Named Executive Officer to his account, which vests 20% per year for five years on and after the first anniversary of the Named Executive Officer’s hire date. The percentage of this matching contribution is the same for all of our employees participating in the 401(k) Plan for each calendar year.

Aircraft usage.  We have an agreement with an aircraft operator for use of its aircraft for business travel. Each Named Executive Officer may also use the aircraft for personal use. If we are not reimbursed for costs associated with personal use of the aircraft, such costs are considered taxable income to the Named Executive Officer. During 2006, there was no personal use of the aircraft by any of the Named Executive Officers for which we were not reimbursed in full.

Automobile usage.  During 2006, automobiles that we leased or purchased at our sole cost were used by Robert Greenberg, Michael Greenberg and David Weinberg. We also paid on their behalf the automobile insurance premiums related to their use of these automobiles.

Health Club Dues.  During 2006, we paid health club membership fees for David Weinberg and Frederick Schneider.

Employment Agreements, Severance Benefits and Change of Control Provisions

We do not have any employment, severance or change-of-control agreements in effect with any of our Named Executive Officers.

1998 Stock Plan Provisions

As mentioned above in this Compensation Discussion and Analysis under the heading “Equity-Based Compensation,” we have granted certain stock options and awarded shares of restricted stock that are subject to accelerated vesting upon a change of control of Skechers.

Generally, with respect to stock options previously granted under the 1998 Stock Plan that remain outstanding, 25% of the options vested immediately on the date of grant and the remaining options vest 25% per year on each anniversary of the date of grant, with all options exercisable on the third anniversary of the date of grant. For all shares of restricted stock awarded to date under the 1998 Stock Plan, 20% of the shares vested immediately on the date of award and the remaining shares vest 20% per year on each anniversary of the date of award, with restrictions on all shares lapsing on the fourth anniversary of the date of award. These vesting schedules promote the retention of our executive officers. In the event of a change of control, all stock options and awards of restricted stock will vest in full and any indebtedness incurred in connection with the 1998 Stock Plan will be forgiven, although no such loans have been made to our director or executive officers that violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”).

A “change of control” is defined in the 1998 Stock Plan and the agreements under the 1998 Stock Plan as the acquisition by certain persons of our securities representing 50% or more of the combined voting power of our outstanding securities; a change during any two-year period in a majority of the Board of Directors unless each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or whose election or nomination was so approved; approval by our stockholders of a merger or consolidation (except with certain permitted entities) or approval by our stockholders of a complete liquidation of our company or the sale or disposition of all or substantially all of our assets.

The Compensation Committee believes that a “single trigger” change of control policy is consistent with the objectives of providing the highest possible return to stockholders by allowing the Named Executive Officers to be able to effectively participate equally with stockholders in evaluating alternatives in the event of a change of control transaction, without compelling the Named Executive Officer to remain employed under new ownership.

Equity Award Practices

As described under the Equity Compensation section, equity-based awards are a key component of our overall executive compensation program. We do not backdate grants of awards nor do we coordinate the grant of awards with the release of material information to result in favorable pricing. Initial grants of awards to executive officers and other new employees are based on the timing of date of hire. Historically, all grants of stock options have been made at 100% of fair market value — the closing price of our Class A Common Stock on the New York Stock Exchange on the date of grant — and grants have never been re-priced.

Impact of Regulatory Requirements

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code” and, collectively, “Section 162(m)”) places a limit of $1,000,000 on the annual amount of compensation (other than compensation that qualifies as “qualified performance-based compensation”) that publicly held companies may deduct for federal income tax purposes for certain executive officers.

The Compensation Committee believes that tax deductibility is an important factor, but only one factor, to be considered in evaluating a compensation program. Thus, while the 2006 Plan has generally been designed and administered to maintain tax deductibility, including stockholder approval of the plan, the Compensation Committee believes competitive and other circumstances may require that the interests of Skechers and its stockholders are best served by providing compensation that is not fully tax deductible. Accordingly, the Compensation Committee may continue to exercise discretion to provide base salaries or other compensation that may not be fully tax deductible by Skechers.

Other Tax, Accounting and Regulatory Considerations

Many other Code provisions, SEC regulations and accounting rules affect the delivery of executive compensation and are generally taken into consideration as programs are developed. Our goal is to create and maintain plans that are efficient and in full compliance with these requirements.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (set forth above) with the management of Skechers, and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference from this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2006.

Respectfully submitted,

Richard Siskind, Chairman
Morton D. Erlich

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation earned by our Chief Executive Officer and each of our other named executive officers whose annual salary and bonus during 2006 exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

					Non-Equity
			Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary ($)	Awards ($)(1)	Awards ($)(2)	Compensation ($)(3)	Compensation ($)		Total ($)

Robert Greenberg	2006	1,000,000	—	—	1,494,455	35,941	(5)	2,530,396
Chairman of the Board
and Chief Executive Officer
Frederick Schneider(4)	2006	500,000	62,389	54,930	198,891	23,860	(6)	840,070
Chief Financial Officer
Michael Greenberg	2006	1,000,000	—	—	696,673	40,993	(7)	1,737,666
President
David Weinberg(4)	2006	900,000	—	68,663	497,227	53,574	(8)	1,519,464
Executive Vice President and Chief Operating Officer
Mark Nason	2006	846,154	—	137,325	397,782	11,139	(9)	1,392,400
Executive Vice President,
Product Development

(1)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year in accordance with SFAS 123R for the fair value of restricted stock that was awarded in 2006, as we did not grant any stock awards prior to 2006. The fair value is calculated using the closing price of our Class A Common Stock on the grant date for the shares awarded. Pursuant to SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. See the table captioned Grants of Plan-Based Awards in Fiscal 2006 in this proxy statement for additional information on the stock award granted in 2006. The reported amount reflects our company’s stock-based compensation expense for this award and does not correspond to the actual value that will be recognized by Mr. Schneider.

(2)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year in accordance with SFAS 123R for the fair value of all stock options granted to the Named Executive Officers. We have not granted stock options to Named Executive Officers since 2004. Frederick Schneider’s compensation relates to stock options granted to him in 2004 when he was a non-employee director. The fair value was estimated using the Black-Scholes option-pricing model in accordance with SFAS 123R. The fair value per option was $5.49 based on assumptions of 5 years expected life, expected volatility of 73%, a risk free rate of 3.23% and no expected dividend yield. Pursuant to SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. The reported amounts reflect our company’s stock-based compensation expense for these awards and do not correspond to the actual value that will be recognized by Messrs. Schneider, Weinberg and Nason.

(3)	Represents the actual cash awards that the Named Executive Officers earned in 2006 under our 2006 Annual Incentive Compensation Plan. Incentive compensation is paid quarterly based on performance levels that our company achieved in the prior quarter. These amounts exclude any bonuses earned by the Named Executive Officers in 2005 that were paid in 2006 and include incentive compensation earned in the fourth quarter of 2006 that was paid in March 2007. Additional information regarding the 2006 Annual Incentive Compensation Plan is described in the section entitled “Compensation Discussion And Analysis” in this proxy statement.

(4)	On January 3, 2006, David Weinberg was promoted from Chief Financial Officer to Chief Operating Officer of our company, and Frederick Schneider was hired to replace Mr. Weinberg as Chief Financial Officer and principal financial and accounting officer of our company.

(5)	Represents health and life insurance payments of $11,712 and costs of $24,229 related to automobiles purchased by our company for use by Mr. Greenberg. The aggregate incremental costs of automobile usage are based on depreciation expense for automobiles purchased in 2006 or prior years and automobile insurance premiums paid by our company on behalf of Mr. Greenberg in 2006.

(6)	Represents health and life insurance payments of $16,240, matching contribution of $6,600 that we made under the 401(k) Plan and payment of health club membership fees of $1,020.

(7)	Represents health and life insurance payments of $16,240, matching contribution of $6,600 that we made under the 401(k) Plan and costs of $18,153 related to an automobile purchased by our company for use by Mr. Greenberg. The aggregate incremental costs of automobile usage are based on depreciation expense for an automobile purchased in 2006 and automobile insurance premiums paid by our company on behalf of Mr. Greenberg in 2006.

(8)	Represents health and life insurance payments of $10,423, matching contribution of $6,600 that we made under the 401(k) Plan, payment of health club membership fees of $1,020 and costs of $35,531 related to automobiles leased or purchased by our company for use by Mr. Weinberg. The aggregate incremental costs of automobile usage are based on payments for an automobile leased in 2006, depreciation expense for an automobile purchased in 2006 and automobile insurance premiums paid by our company on behalf of Mr. Weinberg in 2006.

(9)	Represents health and life insurance payments of $11,014 and matching contributions of $125 that we made under the 401(k) Plan.

2006 Annual Incentive Compensation Plan

In May 2006, our stockholders approved the 2006 Plan, which was adopted by our Board of Directors in March 2006. The 2006 Plan generally provides for performance-based incentive awards to certain of our key employees. The 2006 Plan is designed to satisfy the requirements of Section 162(m).

The 2006 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee has the authority and discretion to administer and interpret the provisions of the 2006 Plan and to adopt such rules and regulations for the administration of the 2006 Plan as the Committee deems necessary or advisable. Decisions of the Committee are final, conclusive and binding upon all parties, including, without limitation, our company and participants in the 2006 Plan. The Committee may designate all or any portion of its power and authority under the 2006 Plan to any sub-committee of the Committee or to any of our executive officers, provided that any such designation is consistent with the requirements of Section 162(m).

The individuals eligible to participate in the 2006 Plan are our Chief Executive Officer and any other executive officer of our company or a subsidiary thereof. Prior to or at the time performance objectives are established for a fiscal quarter, fiscal year or such other period of our company that the Committee, in its sole discretion, may establish up to five years in length (collectively, “Performance Period”), the Committee identifies those executive officers including the Chief Executive Officer who will in fact be participants for such Performance Period.

Within the time period prescribed by Section 162(m), for each Performance Period for which performance objectives are established, the Committee (i) determines the participants who are to be eligible to receive performance-based awards under the 2006 Plan, (ii) selects the performance criteria to be used for each participant and (iii) establishes, in terms of an objective formula or standard for each participant, the performance goal and the amount of each award which may be earned if such performance goal is achieved.

The performance criteria are as follows: net sales, revenue, revenue growth, operating income, pre- or after-tax income (before or after allocation of corporate overhead and bonus), net earnings, earnings per share, net income, financial goals (division, group or corporate), return on equity, total shareholder return, return on assets or net assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the shares of our Class A Common Stock or any other publicly-traded securities of our company, market share, gross profits, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), economic value-added models, comparisons with various stock market indices, reductions in costs, cash flow (before or after dividends), cash flow per share (before or after dividends), return on capital (including return on total capital or return on invested capital), cash flow return on investment, and improvement in or attainment of expense levels or working capital levels.

In determining satisfaction with performance goals for a Performance Period, the Committee may direct that adjustments be made to the performance goals or actual financial performance results as reported to reflect extraordinary, unusual or non-recurring organizational, operational or other changes that have occurred during such Performance Period, in each case only to the extent that such adjustments are consistent with the requirements of Section 162(m).

At such time as it determines appropriate following the conclusion of each Performance Period, the Committee certifies, in writing, the amount of the award for each participant for such Performance Period. The amount of an award actually paid to a participant may, in the sole discretion of the Committee, be reduced to less than the amount payable to the participant based on attainment of the performance goals for a Performance Period. Payment of an award to each participant shall be made no later than the fifteenth day of the third month following the end of the our fiscal quarter in which the applicable Performance Period ends.

The 2006 Plan is effective for fiscal years 2006 through 2010, after which our stockholders must re-approve the 2006 Plan for an additional five years at our annual meeting of stockholders in 2011 in order for awards under the 2006 Plan to continue to qualify as performance-based compensation under Section 162(m). The Committee may at any time alter, amend, suspend or terminate the 2006 Plan as it shall deem advisable, subject to any requirement for stockholder approval as required by applicable law, including Section 162(m), and our obligations under our listing agreement with the NYSE. No amendments to, or termination of, the 2006 Plan shall in any way impair the rights of a participant under any award previously granted without such participant’s consent.

We may deduct from any payments of awards under the 2006 Plan any applicable withholding taxes required by law to be withheld with respect to such payments.

Grants of Plan-Based Awards in Fiscal 2006

The following table provides information about equity and non-equity awards granted to the Named Executive Officers in 2006: (i) the grant date; (ii) the estimated future payouts under non-equity incentive plan awards, which consist of potential payouts under the 2006 Annual Incentive Compensation Plan that were awarded in 2006 for the performance period covering fiscal 2006; (iii) the number of shares underlying all other stock awards, which consists of shares of restricted stock awarded to Mr. Schneider; and (iv) the grant date fair value of each equity award computed under SFAS 123R.

					All Other	Grant Date
					Stock Awards:	Fair Value of
		Estimated Future Payments Under			Number of	Stock and
	Grant	Non-Equity Incentive Plan Awards(1)			Shares of Stock	Option
Name of Executive	Date	Threshold ($)	Target ($)	Maximum ($)	or Units (#)(2)	Awards ($)(3)

Robert Greenberg	3/31/06	0	1,494,455	—	—	—
Frederick Schneider	1/3/06	—	—	—	10,000	156,600
	3/31/06	0	198,891	—	—	—
Michael Greenberg	3/31/06	0	696,673	—	—	—
David Weinberg	3/31/06	0	497,227	—	—	—
Mark Nason	3/31/06	0	397,782	—	—	—

(1)	These columns are intended to show the potential value of the payments for each Named Executive Officer under the 2006 Plan if the threshold, target or maximum goals are satisfied for the performance measures. The potential payments are performance-driven and therefore completely at risk. Incentive compensation is conditioned on our company achieving a minimum or threshold performance level, and no payments are made to the Named Executive Officers if the threshold performance levels are not met. The Compensation Committee approved the performance goals in the first quarter of 2006 for fiscal 2006. Additional information regarding the business measurements and performance goals for determining the payments are described in the section entitled “Compensation Discussion And Analysis” in this proxy statement. There are no specific target amounts that can be determined, as any incentive compensation for each Named Executive Officer in excess of the threshold amount is based on a pre-approved percentage of certain performance goals of Skechers. The target amounts presented in this table represent the actual payments of non-equity incentive compensation to each of our Named Executive Officers that was earned in fiscal 2006. There are no maximum amounts presented in this table because when determining the performance goals, the Compensation Committee did not place a limit on the non-equity incentive compensation that could be earned by the Named Executive Officers in fiscal 2006, although the maximum amount of incentive compensation that any Named Executive Officer may earn in a 12-month period under the 2006 Plan is $5,000,000.

(2)	This column shows the number of shares of restricted stock granted in 2006 to the Named Executive Officers under the 1998 Stock Plan. Mr. Schneider was granted 10,000 restricted shares of Class A Common Stock on January 3, 2006, of which 2,000 shares vested immediately upon grant, and 2,000 shares vest each anniversary thereafter for four years.

(3)	This column shows the full grant date fair value of restricted stock awarded to Mr. Schneider, which was accounted for in accordance with SFAS 123R and generally is the amount that we will recognize as stock-based compensation expense in our consolidated financial statements over the vesting term of the award. The fair value of the award granted to Mr. Schneider was calculated using the closing price of $15.66 for our Class A Common Stock on the New York Stock Exchange on the date of grant, which was January 3, 2006. This amount reflects our stock-based compensation expense for this award and does not correspond to the actual value that will be recognized by Mr. Schneider.

Options Exercised and Stock Vested in Fiscal 2006

The following table provides information for the Named Executive Officers on stock options exercised during 2006, including the number of shares acquired upon exercise and the value realized, and the number of shares acquired upon the vesting of restricted stock awards and the value realized, each before payment of any applicable withholding tax and broker commissions.

	Option Awards			Stock Awards
	Number of Shares			Number of Shares
	Acquired on		Value Realized	Acquired on		Value Realized
Name of Executive	Exercise (#)		on Exercise ($)	Vesting (#)		on Vesting ($)

Robert Greenberg	—		—	—		—
Frederick Schneider	—		—	2,000	(4)	31,320
Michael Greenberg	25,000	(1)	377,280	—		—
David Weinberg	102,112	(2)	2,398,504	—		—
Mark Nason	94,663	(3)	1,954,063	—		—

(1)	Mr. Greenberg exercised 25,000 stock options on March 24, 2006, with an exercise price of $6.95 and market price of $22.04.

(2)	Mr. Weinberg exercised 33,565 stock options on November 16, 2006 with an exercise price of $2.78 and market price of $29.00; 5,000 stock options on November 16, 2006 with an exercise price of $3.9375 and market price of $29.34; 37,498 stock options on November 16, 2006 with an exercise price of $6.95 and market price of $29.00; 12,502 stock options on November 16, 2006 with an exercise price of $6.95 and market price of $29.34; and 13,547 stock options on November 16, 2006 with an exercise price of $8.35 and market price of $29.34.

(3)	Mr. Nason exercised 9,000 stock options on May 1, 2006, with an exercise price of $2.78 and market price of $27.63; 4,000 stock options on May 1, 2006 with an exercise price of $3.9375 and market price of $27.63; 6,000 stock options on May 1, 2006 with an exercise price of $6.95 and market price of $27.69; 8,000 stock options on May 1, 2006 with an exercise price of $8.35 and market price of $27.69; 15,000 stock options on May 1, 2006 with an exercise price of $10.58 and market price of $27.63; 9,000 stock options on May 1, 2006 with an exercise price of $13.00 and market price of $27.63; 3,000 stock options on May 1, 2006 with an exercise price of $15.50 and market price of $27.69; 15,681 stock options on October 30, 2006 with an exercise price of $2.78 and market price of $29.68; 4,882 stock options on October 30, 2006 with an exercise price of $3.9375 and market price of $29.68; 1,300 stock options on November 15, 2006 with an exercise price of $6.95 and market price of $29.00; 7,700 stock options on November 16, 2006 with an exercise price of $6.95 and market price of $29.00; 5,800 stock options on November 16, 2006 with an exercise price of $10.58 and market price of $29.00; 3,300 stock options on November 16, 2006 with an exercise price of $13.00 and market price of $29.00; and 2,000 stock options on November 16, 2006 with an exercise price of $15.50 and market price of $29.00.

(4)	Mr. Schneider held 2,000 restricted shares that vested on January 3, 2006, when the closing price per share was $15.66.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table provides information on the outstanding stock option and stock awards held by our Named Executive Officers as of December 31, 2006. This table includes unexercised and unvested option awards and unvested shares of restricted stock. Each equity award is shown separately for each Named Executive Officer. The market value of the stock awards is based on the closing price of our Class A Common Stock as of December 29, 2006, which was $33.31. For additional information about the option awards and stock awards, see the description of equity incentive compensation in the section entitled “Compensation Discussion And Analysis” in this proxy statement.

	Option Awards					Stock Awards
	Number of	Number of				Number of
	Securities	Securities				Shares or		Market Value
	Underlying	Underlying		Option		Units of		of Shares or
	Unexercised	Unexercised		Exercise	Option	Stock That		Units of Stock
	Options (#)	Options (#)		Price	Expiration	Have Not		That Have
Name of Executive	Exercisable	Unexercisable		($)	Date	Vested (#)		Not Vested ($)

Robert Greenberg	—	—		—	—	—		—
Frederick Schneider	30,000	10,000	(1)	8.35	2/5/14	8,000	(2)	266,480
Michael Greenberg	37,500	0		13.00	7/6/10	—		—
David Weinberg	37,500	0		13.00	7/6/10	—		—
	37,500	0		15.50	1/1/11
	30,000	0		24.00	4/2/11
	30,000	0		10.58	11/7/11
	23,953	12,500	(1)	8.35	2/5/14
Mark Nason	87	0		2.78	1/14/08	—		—
	1,118	0		3.9375	2/2/10
	10,200	0		13.00	7/6/10
	2,500	0		15.50	1/1/11
	30,000	0		24.00	4/2/11
	9,200	0		10.58	11/7/11
	20,000	0		6.95	10/9/12
	26,000	25,000	(1)	8.35	2/5/14

(1)	Remainder of unexercisable options vested on February 5, 2007.

(2)	On January 3, 2006, Mr. Schneider was issued 10,000 restricted shares of Class A Common Stock, of which 2,000 shares vested immediately upon issuance, 2,000 shares vested on January 3, 2007 and 2,000 shares vest each anniversary thereafter for three years.

Change of Control Benefits

Upon a “change of control” under the 1998 Stock Plan, (i) Frederick Schneider would be entitled to full vesting of his outstanding restricted stock and stock options valued at $516,080 based on the closing price of our Class A Common Stock on December 29, 2006; (ii) David Weinberg would be entitled to full vesting of his outstanding stock options valued at $312,000 based on the closing price of our Class A Common Stock on December 29, 2006 and (iii) Mark Nason would be entitled to full vesting of his outstanding stock options valued at $624,000 based on the closing price of our Class A Common Stock on December 29, 2006. For additional information about change of control terms under the 1998 Stock Plan, see the description of 1998 Stock Plan provisions in the section entitled “Compensation Discussion And Analysis” in this proxy statement.

1998 Stock Plan

In January 1998, our Board of Directors and stockholders adopted the 1998 Stock Plan, which provides for the grant of qualified incentive stock options (“ISOs”) that meet the requirements of Section 422 of the Code of 1986, as amended (the “Code”), stock options not so qualified (“NQSOs”), and deferred stock and restricted stock awards (“Awards”). The 1998 Stock Plan may be administered by either our Board of Directors or a committee of directors appointed by the Board (the “Committee”). ISOs may be granted to the officers and key employees of our company or any of its subsidiaries. The exercise price for any ISO granted under the 1998 Stock Plan may not be less than

100% (or 110% in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the total combined voting power of all classes of our capital stock on the date of grant) of the fair market value of the shares of Class A Common Stock at the time the option is granted. The exercise price for any NQSO granted under the 1998 Stock Plan may not be less than 85% of the fair market value of the shares of Class A Common Stock at the time the option is granted. The purpose of the 1998 Stock Plan is to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to those whose job performance affects our company.

The 1998 Stock Plan originally authorized the grant of options to purchase, and Awards of, an aggregate of up to 5,215,154 shares of Class A Common Stock. By action at our Annual Meeting of Stockholders on June 1, 2001, the number of shares of Class A Common Stock authorized for issuance under the 1998 Stock Plan was increased by 3,000,000 shares, and by action at our Annual Meeting of Stockholders held on May 30, 2003, the number was increased by an additional 3,000,000 shares, so that the 1998 Stock Plan authorizes the grant of stock options to purchase, and the issuance of Awards of, up to an aggregate of 11,215,154 shares of Class A Common Stock. The number of shares reserved for issuance under the 1998 Stock Plan is subject to anti-dilution provisions for stock splits, stock dividends and similar events. If an option granted under the 1998 Stock Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Awards under the 1998 Stock Plan.

Under the 1998 Stock Plan, we may make loans available to stock option holders, subject to the Board’s (or if applicable, the Committee’s) approval, in connection with the exercise of stock options granted under the 1998 Stock Plan, although such loans will not be made to our directors or executive officers that would violate Section 402 of the Sarbanes-Oxley Act. If shares of Class A Common Stock are pledged as collateral for such indebtedness, such shares may be returned to Skechers in satisfaction of such indebtedness. If so returned, such shares shall again be available for issuance in connection with future stock options and Awards under the 1998 Stock Plan.

No options or Awards may be granted under the 1998 Stock Plan after January 14, 2008, provided that our Board of Directors does not otherwise amend or terminate the 1998 Stock Plan prior to such date.

Options granted under the 1998 Stock Plan will become exercisable according to the terms of the grant made by the Board of Directors or the Committee. Awards will be subject to the terms and restrictions of the Award made by the Board of Directors or the Committee. The Board of Directors and the Committee have discretionary authority to select participants from among eligible persons and to determine at the time a stock option or Award is granted, and in the case of options, whether it is intended to be an ISO or a NQSO, and when and in what increments shares covered by the option may be purchased. Under current law, ISOs may not be granted to any individual who is not also an officer or employee of Skechers or any subsidiary thereof.

The exercise price of any option granted under the 1998 Stock Plan is payable in full (i) in cash, (ii) by surrender of shares of Class A Common Stock already owned by the option holder having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by cancellation of indebtedness owed by Skechers to the option holder, (iv) by a full recourse promissory note executed by the option holder, (v) by arrangement with a broker or (vi) by any combination of the foregoing. The terms of any promissory note may be changed from time to time by our Board of Directors to comply with applicable Internal Revenue Service or SEC regulations or other relevant pronouncements.

Our Board of Directors may from time to time revise or amend the 1998 Stock Plan and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding stock option or Award without such participant’s consent or may, without stockholder approval, increase the number of shares subject to the 1998 Stock Plan or decrease the exercise price of a stock option to less than 100% of fair market value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Awards under the 1998 Stock Plan, materially increase the benefits accruing to participants under the 1998 Stock Plan or extend the maximum option term under the 1998 Stock Plan.

As of December 31, 2006, options to purchase 2,502,915 shares of our Class A Common Stock were outstanding at a per share exercise price ranging from $2.78 to $24.00, and we had 3,238,757 shares of Class A Common Stock underlying options available for grant.

1998 Stock Purchase Plan

The 1998 Stock Purchase Plan was adopted by our Board of Directors and stockholders in July 1998 and amended by the Board in June 2000. The 1998 Stock Purchase Plan is intended to qualify under Section 423 of the Code. Each twelve-month offering period includes two consecutive six-month purchase periods. The offering periods generally start on the first trading day on or after January 1 and July 1 of each year. The initial offering period commenced on July 1, 1999. A total of 2,781,415 shares of Class A Common Stock was initially reserved for issuance under the 1998 Stock Purchase Plan, which may be adjusted annually on January 1 for increases equal to the lesser of (i) 2,781,415 shares, (ii) 1% of the outstanding shares of Class A Common Stock on such date or (iii) such lesser amount as may be determined by the Board of Directors.

Employees are eligible to participate if they are customarily employed by our company or any designated subsidiary for at least 20 hours per week and more than five months in any calendar year. However, any employee who immediately after the grant of a stock purchase right owns stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock or whose rights to purchase stock under all of our employee stock purchase plans accrue at a rate which exceeds $25,000 worth of stock for each calendar year may not be granted the right to purchase stock under the 1998 Stock Purchase Plan for that year.

The 1998 Stock Purchase Plan permits participants to purchase our Class A Common Stock through payroll deductions of up to 15% of the participant’s “compensation.” Compensation is defined as the participant’s base straight time gross earnings, including commissions, payments for overtime, incentive bonuses and performance bonuses. Amounts deducted and accumulated by the participant are used to purchase shares of Class A Common Stock at the end of each purchase period. The price of stock purchased under the 1998 Stock Purchase Plan is 85% of the lower of the fair market value of the shares of our Class A Common Stock as of either the beginning or ending date of the semi-annual purchase period. The maximum number of shares a participant may purchase during a single offering period is determined by dividing $25,000 by the fair market value of a share of our Class A Common Stock on the first day of the offering period. Participants may end their participation at any time during an offering period, and they will be paid their payroll deductions to date. Participation ends automatically upon termination of employment with our company.

Rights granted under the 1998 Stock Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the 1998 Stock Purchase Plan.

The 1998 Stock Purchase Plan provides that, in the event of a merger of Skechers with or into another corporation or a sale of all or substantially all of our assets, each outstanding stock purchase right may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding stock purchase right, the offering period then in progress will be shortened and a new purchase date will be set so that shares of our Class A Common Stock are purchased with the participant’s accumulated payroll deductions prior to the effective date of such transaction.

Our Board of Directors has the authority to amend or terminate the 1998 Stock Purchase Plan, except that no such action may adversely affect any outstanding rights to purchase stock under the 1998 Stock Purchase Plan, provided that the Board may terminate an offering period on any exercise date if the Board determines that the termination of the 1998 Stock Purchase Plan is in the best interests of Skechers and our stockholders. Notwithstanding anything to the contrary, the Board of Directors may in its sole discretion amend the 1998 Stock Purchase Plan to the extent necessary and desirable to avoid unfavorable financial accounting consequences by altering the purchase price for any offering period, shortening any offering period or allocating remaining shares among the participants. Unless terminated sooner by the Board of Directors, the 1998 Stock Purchase Plan will terminate on June 30, 2008.

Since the inception of the 1998 Stock Purchase Plan in July 1998 through December 31, 2006, 1,299,816 shares of our Class A Common Stock were purchased by our employees at the average price of $8.43 per share for an aggregate purchase price of $10,960,000. As of December 31, 2006, 1,481,599 shares of our Class A Common Stock were available for future issuance under the 1998 Stock Purchase Plan.

401(k) Plan

We have in place a 401(k) Plan for all employees age 21 and older with at least six months of service, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Code. The 401(k) Plan provides that each participant may contribute up to 15% of his or her salary, but not exceeding the IRS statutory limits, and we may make a contribution equal to a percentage of salary contributed by the participant to his or her plan account by the end of the first quarter of the following year. Under the 401(k) Plan, employees may elect to enroll on the first day of any month of any plan year, provided that they have been employed by our company or any of its domestic subsidiaries for at least six months.

Subject to the rules for maintaining the tax status of the 401(k) Plan, we may make an additional contribution at our discretion. Our contributions to the 401(k) Plan in 2006, 2005 and 2004 were $1,056,000, $939,000 and $852,000, respectively, which included our issuance of 59,203 shares of Class A Common Stock to the 401(k) Plan for 2004 in March 2005. Our contributions to the 401(k) Plan for 2006 and 2005 in March 2007 and 2006, respectively, did not include the issuance of any shares of Class A Common Stock.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2006 regarding compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Number of Securities
	Number of Securities		Remaining Available
	to be Issued Upon	Weighted-Average	for Future Issuance
	Exercise of	Exercise Price of	Under Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,502,915 (1)	$11.74	4,720,356 (2)
Equity compensation plans not approved by security holders	—	—	—

Total	2,261,707		4,720,356

(1)	Represents stock options outstanding under our 1998 Stock Plan. Amount does not include shares available under the 1998 Stock Purchase Plan, which has a stockholder approved reserve of 1,481,599 shares.

(2)	Represents 3,238,757 shares available for future issuance under our 1998 Stock Plan and 1,481,599 shares available for future issuance under the 1998 Stock Purchase Plan. The number of shares available for future issuance under the 1998 Stock Purchase Plan may be adjusted on January 1 each year for increases equal to the lesser of 2,781,415 shares, 1% of the outstanding shares of our Class A Common Stock on such date or such lesser amount as may be determined by our Board of Directors. Under the 1998 Stock Purchase Plan, each eligible employee may purchase a limited number of shares of our Class A Common Stock at semi-annual intervals each year at a purchase price per share equal to 85% of the fair market value of shares of our Class A Common Stock as of either the beginning or ending date of the semi-annual purchase period.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation earned by our directors during 2006. Robert Greenberg, Michael Greenberg, David Weinberg and Jeffrey Greenberg are not included because as employee directors, they did not earn any additional compensation for services provided as members of our Board of Directors.

	Fees Earned or	Stock	Option
Name	Paid in Cash ($)(1)	Awards ($)(2)	Awards ($)(3)	Total ($)

Morton D. Erlich	102,000	62,389	—	164,389
Geyer Kosinski	23,000	—	27,465	50,465
Richard Siskind	28,500	—	27,465	55,965

(1)	This column reports the amount of cash compensation earned in 2006 for Board and committee service.

(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year in accordance with SFAS 123R for the fair value of restricted stock that vested in 2006. These shares represented restricted stock that was awarded in 2006, as we did not grant any stock awards prior to 2006. The fair value of the award granted to Mr. Erlich was calculated using the closing price of $15.66 for our Class A Common Stock on the New York Stock Exchange on the date of grant, which was January 3, 2006. Mr. Erlich was the only non-employee director with an outstanding stock award at 2006 fiscal year-end, holding 8,000 restricted shares of Class A Common Stock, as detailed below.

(3)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year in accordance with SFAS 123R for the fair value of all stock options granted to the non-employee directors. The fair value was estimated using the Black-Scholes option-pricing model in accordance with SFAS 123R. The fair value per option was $5.49 based on assumptions of 5 years expected life, expected volatility of 73%, a risk free rate of 3.23% and no expected dividend yield. We have not granted stock options to non-employee directors since 2004. The following non-employee directors had outstanding option awards at 2006 fiscal year-end: Messrs. Kosinski and Siskind held options to purchase 35,000 shares and 75,000 shares, respectively.

Non-Employee Directors.  We paid each of our non-employee directors annual compensation of $15,000 for serving on the Board of Directors in 2006. Our Audit Committee Chairman and Compensation Committee Chairman were paid additional annual fees of $10,000 and $1,500, respectively, in 2006. Non-employee directors also received fees of $1,000 for each Board meeting attended and $1,000 for each committee meeting attended during 2006. In addition, Morton D. Erlich received a one-time bonus of $65,000 when he joined the Board of Directors in January 2006. Effective as of January 1, 2007, we pay each of our non-employee directors annual compensation of $30,000 for serving on the Board of Directors, additional annual fees to our Audit Committee Chairman and Compensation Committee Chairman of $15,000 and $5,000, respectively, and fees of $1,500 for each Board and committee meeting attended. Non-employee directors are reimbursed for reasonable costs and expenses incurred for attending any of our Board or committee meetings. Compensation, fees, and reimbursable costs and expenses are paid quarterly.

Non-employee directors are eligible to receive, from time to time, issuances of restricted shares of Class A Common Stock and grants of options to purchase shares of Class A Common Stock under the 1998 Stock Plan as determined by the Board of Directors. In 2006, except for Morton D. Erlich, non-employee directors were not issued any restricted shares of Class A Common Stock nor granted any options to purchase shares of Class A Common Stock. On January 3, 2006, Mr. Erlich was issued 10,000 restricted shares of Class A Common Stock, of which 2,000 shares vested immediately upon issuance and 2,000 shares vest each anniversary thereafter for four years.

Employee Directors.  As of December 31, 2006, Robert Greenberg, Michael Greenberg and David Weinberg were the only Named Executive Officers serving on our Board of Directors, and Jeffrey Greenberg was the only non-executive employee serving on our Board of Directors. Employees of Skechers who are members of the Board of Directors are not paid any directors’ fees. Compensation of Robert Greenberg, Michael Greenberg and David Weinberg earned in 2006 is set forth under “Executive Compensation.” Compensation of Jeffrey Greenberg earned in 2006 is discussed in the section entitled “Transactions With Related Persons” in this proxy statement. Employee directors are eligible to receive, from time to time, issuances of shares of Class A Common Stock and grants of options to purchase shares of Class A Common Stock under the 1998 Stock Plan as determined by the Board of Directors. In 2006, employee directors were not issued any restricted shares of Class A Common Stock nor granted any options to purchase shares of Class A Common Stock.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by the Board of Directors and applicable NYSE Rules and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of Skechers’ financial statements, Skechers’ compliance with legal and regulatory requirements, the qualifications and independence of Skechers’ registered public accounting firm, KPMG LLP, and the performance of Skechers’ internal audit function and of KPMG LLP.

The Audit Committee has reviewed and discussed with Skechers’ management, internal finance staff, internal auditors and KPMG LLP, with and without management present, Skechers’ audited financial statements for the fiscal year ended December 31, 2006, management’s assessment of the effectiveness of Skechers’ internal controls over financial reporting and KPMG LLP’s evaluation of Skechers’ internal controls over financial reporting. The Audit Committee has also discussed with KPMG LLP the results of the independent auditors’ examinations and the judgments of KPMG LLP concerning the quality, as well as the acceptability, of Skechers’ accounting principles and such other matters that Skechers is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has received from KPMG LLP the written disclosures required by Independence Standards Board Standard No. 1, as amended, and has discussed with KPMG LLP their independence from Skechers and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to KPMG LLP during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

Respectfully submitted,

Morton D. Erlich, Chairman
Geyer Kosinski
Richard Siskind

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2006 and 2005

We retained KPMG LLP to provide services for fiscal years 2006 and 2005 in the categories and amounts as follows:

Service	2006	2005

Audit fees(1)	$1,577,000	$1,391,000
Audit-related fees(2)	0	16,000
Tax fees(3)	173,000	229,000
All other fees(4)	63,000	0

Total audit and non-audit fees	$1,813,000	$1,636,000

(1)	These are fees for professional services performed by KPMG LLP for the audit of our annual financial statements and the review of our annual report on Form 10-K, the review of financial statements included in our quarterly reports on Form 10-Q, the attestation of the effectiveness of internal controls under Section 404 of the Sarbanes-Oxley Act of 2002, and consultations regarding financial accounting and reporting, as well as for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	These are fees for assurance and related services performed by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements as required by the Sarbanes-Oxley Act of 2002.

(3)	These are fees for professional services performed by KPMG LLP with respect to U.S. federal, state and international tax compliance, tax consulting and tax work stemming from “Audit” and “Audit-related” items. This includes preparation of original tax returns for our company and its consolidated subsidiaries.

(4)	These are fees for other permissible work performed by KPMG LLP that does not meet the other category descriptions.

Pre-Approval Policy

The Audit Committee’s Pre-Approval Policy provides for pre-approval of specifically described audit, audit-related, tax and all other services by the Audit Committee in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence. The Pre-Approval Policy also provides a list of prohibited non-audit services. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, the requested service will require specific pre-approval by the Audit Committee. The term of any pre-approved services is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically review and may revise the list of pre-approved services, based on subsequent determinations. Pre-approval fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee after the independent registered public accounting firm’s appointment for the then current fiscal year has been ratified by our stockholders at the Annual Meeting. Any fees for proposed services exceeding these levels will also require specific pre-approval by the Audit Committee.

Attendance at Annual Meeting

A representative of KPMG LLP will attend the Annual Meeting to make any statements he or she may desire and to respond to appropriate stockholder questions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock as of March 31, 2007 by (i) each of our directors, (ii) each of our Named Executive Officers, (iii) each person that we know to be a beneficial owner of more than 5% of either class of our Common Stock and (iv) all of our directors and executive officers as a group.

Each stockholder’s percentage of ownership in the following table is based upon 32,269,424 shares of Class A Common Stock and 13,241,789 shares of Class B Common Stock outstanding as of March 31, 2007. Our Class B Common Stock is convertible at any time into shares of Class A Common Stock on a one-for-one basis. Beneficial ownership is determined in accordance with SEC rules and regulations. In computing the number of shares of our Class A Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Class A Common Stock underlying notes, options or shares of Class B Common Stock held by that person that are convertible or exercisable, as the case may be, within 60 days of March 31, 2007 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. See the section entitled “Transactions With Related Persons” in this proxy statement for a description of transactions between the Greenberg Family Trust, of which Robert Greenberg is a trustee, Michael Greenberg and our company. To our knowledge, unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares of Class A and Class B Common Stock set forth opposite such person’s name. Unless otherwise indicated in the footnotes below, the address of each beneficial owner listed below is c/o Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266.

	Number of	Number of	Percentage of	Percentage of
	Class A Shares	Class B Shares	Class A Shares	Class B Shares
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned	Beneficially Owned	Beneficially Owned

5% stockholders:
Wellington Management Company, LLP	3,641,223(1)	—	11.3%	—
FMR Corp.	2,825,351(2)	—	8.8	—
Named Executive Officers and directors:
Robert Greenberg	10,131,840(3)	10,131,840(4)	23.9	76.5%
Michael Greenberg	974,285(5)	899,991(6)	2.9	6.8
Jeffrey Greenberg	786,134(7)	672,334(8)	2.4	5.1
David Weinberg	268,365(9)	—	*	—
Mark Nason	125,601(10)	—	*	—
Frederick Schneider	66,596(11)	—	*	—
Philip Paccione	15,475(12)	—	*	—
Morton D. Erlich	8,000(13)	—	*	—
Geyer Kosinski	35,000(14)	—	*	—
Richard Siskind	89,333(15)	—	*	—
All current directors and executive officers as a group (10 persons)	12,500,629(16)	11,704,165	28.0%	88.4%

*	Less than 1.0%

(1)	Information is based on a Schedule 13G filed with the SEC on February 14, 2007 and represents the number of shares reported as beneficially owned as of December 31, 2006. Wellington Management Company, LLP (“Wellington”), which is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has shared voting power with respect to 2,898,242 of the shares that it beneficially owns and shared dispositive power with respect to 3,594,923 of the shares that it beneficially owns. Wellington is located at 75 State Street, Boston, Massachusetts 02109.

(2)	Information is based on a Schedule 13G filed with the SEC on January 10, 2007. Principal business office of FMR Corp. (“FMR”) and its subsidiary and related funds as set forth below are located at 82 Devonshire Street, Boston, Massachusetts, 02109. Number of and shares of Class A Common Stock owned is reported as of December 31, 2006. FMR filed as a parent holding company. Each of FMR and Edward C. Johnson 3d is reported to beneficially own the 2,825,351 shares of Class A Common Stock. Various persons are reported to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Class A Common Stock. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and an investment adviser registered under the Investment Advisers Act of 1940, is the beneficial owner of 1,922,691 shares or 6.0% of the Class A Common Stock. Edward C. Johnson 3d, FMR (through its control of Fidelity) and the funds each has sole power to dispose of the 1,922,691 shares owned by the funds. Neither FMR nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by Fidelity funds, which power resides with the funds’ Boards of Trustees. Pyramis Global Advisors, LLC (“PGALLC”), a wholly-owned subsidiary of FMR is the beneficial owner of 72,300 shares or 0.2% of the outstanding Class A Common Stock. Edward C. Johnson 3d and FMR, through its control of PGALLC, each has sole dispositive power over the 72,300 shares and sole power to vote or to direct the voting of the 72,300 shares. Pyramis Global Advisors Trust Company (“PGATC”), a wholly-owned subsidiary of FMR is the beneficial owner of 250,860 shares or 0.8% of the outstanding Class A Common Stock. Edward C. Johnson 3d and FMR, through its control of PGATC, each has sole dispositive power over the 250,860 shares and sole power to vote or to direct the voting of the 250,860 shares. Fidelity International Limited (“FIL”) is the beneficial owner of 579,500 shares or 1.8% of the outstanding Class A Common Stock. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 47% of the total votes that may be cast by all holders of FIL voting stock. FMR and FIL are separate and independent corporate entities with Boards of Directors generally composed of different individuals. FMR and FIL are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR filed the Schedule 13G on a voluntary basis as if all of the shares are beneficially owned by FMR and FIL on a joint basis.

(3)	Represents 10,131,840 shares of Class B Common Stock that are convertible at any time into shares of Class A Common Stock on a one-for-one basis. Beneficial ownership of these shares is described in greater detail in note 4 below.

(4)	Represents 10,131,840 shares of Class B Common Stock held by the Greenberg Family Trust (the “Trust”) that Robert Greenberg, our Chief Executive Officer and Chairman of the Board, is deemed to beneficially own as a trustee of the Trust. Susan Greenberg, Robert Greenberg’s wife, is also a trustee of the Trust and is also deemed to beneficially own all shares held by the Trust.

(5)	Includes 899,991 shares of Class B Common Stock that are convertible at any time into shares of Class A Common Stock on a one-for-one basis, 37,500 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007 and 22,650 shares of Class A Common Stock beneficially owned by Michael Greenberg, our President and a member of our Board of Directors, indirectly through his wife, Wendy Greenberg, and their children. Michael Greenberg disclaims beneficial ownership of these 22,650 shares except to the extent of his pecuniary interest therein. Beneficial ownership of the 899,991 shares of Class B Common Stock is described in greater detail in note 6 below.

(6)	Includes 848,691 shares of Class B Common Stock held by the Michael and Wendy Greenberg Family Trust that Michael Greenberg, our President and a member of our Board of Directors, is deemed to beneficially own as trustee of such trust. Also, includes 51,300 shares of Class B Common Stock held in various trust accounts for Mr. Greenberg’s minor children and of which a third party acts as trustee or custodian, as the case may be. Mr. Greenberg disclaims beneficial ownership of these 51,300 shares except to the extent of his pecuniary interest therein.

(7)	Includes 672,334 shares of Class B Common Stock that are convertible at any time into shares of Class A Common Stock on a one-for-one basis and 110,000 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007. Beneficial ownership of the 672,334 shares of Class B Common Stock is described in greater detail in note 8 below.

(8)	Includes 602,558 shares of Class B Common Stock held by the Jeffrey and Lori Greenberg Family Trust that Jeffrey Greenberg, a member of our Board of Directors, is deemed to beneficially own as a trustee of such trust. Lori Greenberg, Jeffrey Greenberg’s wife, is also a trustee of the Jeffrey and Lori Greenberg Family Trust and is also deemed to beneficially own all shares held by such trust. Also, includes 3,300 shares of Class B Common Stock held by the Chloe July Greenberg custodial account that Mr. Greenberg is deemed to beneficially own as custodian of such account, 36,476 shares of Class B Common Stock held by the Chloe July Greenberg 2004 Trust that Mr. Greenberg is deemed to beneficially own as trustee of such trust, and 30,000 shares of Class B Common Stock held by the Catherine Elle Greenberg 2006 Trust that Mr. Greenberg is deemed to beneficially own as trustee of such trust, all of which are for his two daughters who are minors.

(9)	Represents 96,912 shares of Class A Common Stock that David Weinberg, our Chief Operating Officer, Executive Vice President and a member of our Board of Directors, is deemed to beneficially own as sole trustee of The David Weinberg Trust dated September 7, 2000, and 171,453 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007.

(10)	Includes 124,105 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007.

(11)	Includes 40,000 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007, 15,000 shares held by the Schneider Limited Partnership that Frederick Schneider, our Chief Financial Officer, is deemed to beneficially own as its general partner and 5,596 shares held by The Schneider CA Partnership that Mr. Schneider is deemed to beneficially own as its general partner.

(12)	Includes 15,000 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007.

(13)	Includes 4,000 shares of Class A Common Stock held by The Erlich Family Trust that Morton D. Erlich, a member of our Board of Directors, is deemed to beneficially own as a trustee of such trust.

(14)	Represents shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007.

(15)	Includes 75,000 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007.

(16)	Includes 608,058 shares of Class A Common Stock underlying options that are exercisable currently or within 60 days of March 31, 2007 by our executive officers and Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of initial ownership (Form 3’s) and reports of changes in ownership (Form 4’s and 5’s) of our securities. Officers, directors and greater than ten percent stockholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of copies of such reports furnished to us, we believe that all of our officers, directors and greater than ten percent stockholders complied with the filing requirements of Section 16(a) for the 2006 fiscal year.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures

As provided in our Audit Committee Charter, the Audit Committee shall review (i) at least annually a summary of directors’ and executive officers’ related party transactions and potential conflicts of interest and our policies relating to the avoidance of conflicts of interest, which is discussed in our Code of Business Conduct and Ethics, (ii) past and proposed transactions between our company, on the one hand, and any of our directors or executive officers, on the other hand, and (iii) policies and procedures as well as audit results associated with directors’ and executive officers’ expense accounts and perquisites, including the use of corporate assets.

Furthermore, our Board of Directors adopted, approved and ratified written Policies and Procedures for Related Person Transactions (the “Policy”) as of March 8, 2007. The Policy covers any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (ii) we are a participant, and (iii) any Related Person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is or was (since the beginning of the last fiscal year for which we have filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director of Skechers, (b) greater than 5 percent beneficial owner of our Class A or Class B Common Stock or (c) immediate family member of either of the foregoing.

Certain categories of transactions with Related Persons (such as transactions involving competitive bids) have been reviewed and pre-approved by the Audit Committee under the Policy. The Audit Committee shall review the material facts of all other transactions with Related Persons that require the Committee’s approval. If advance approval by the Audit Committee of a transaction with a Related Person is not feasible, then the transaction shall be considered and, if the Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. Factors that the Audit Committee will take into account include whether the transaction with a Related Person is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction. No Audit Committee member shall participate in any discussion or approval of a transaction with a Related Person pursuant to which he is a Related Person except for providing material information concerning the transaction. For those transactions with a Related Person that are ongoing, the Audit Committee, on at least an annual basis, shall review and assess ongoing relationships with the Related Person to determine that the Related Person remains appropriate.

The following list of transactions with Related Persons includes all such transactions that took place since January 1, 2006, which were identified by the Audit Committee, and each of these transactions was reviewed, and approved or ratified by the Audit Committee, pursuant to the policies and procedures discussed herein.

Related Person Transactions

As of March 31, 2007, Robert Greenberg, who is our Chairman of the Board and Chief Executive Officer, his children and the Greenberg Family Trust beneficially own 99.7% of our Class B Common Stock and approximately 80.4% of the combined voting power of our Class A and Class B Common Stock. By virtue of this stock ownership, Robert Greenberg may be deemed to be a “control person” of Skechers within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended, and the Greenberg Family Trust influences the election of Robert Greenberg. Michael Greenberg, who is our President, and Jeffrey Greenberg, both of whom are members of our Board of Directors, are each beneficiaries of the Greenberg Family Trust. Additionally, Robert Greenberg, directly and indirectly through the Greenberg Family Trust, beneficially owns approximately 61.5% of the combined voting power of our Class A and Class B Common Stock. As a result, we are considered a “Controlled Company” under the NYSE Rules and are thereby exempt from certain listing requirements and regulations as set forth in the NYSE Rules.

Shares of our Class A Common Stock issuable upon conversion of shares of Class B Common Stock held by the Greenberg Family Trust and Michael Greenberg are subject to certain registration rights. We entered into a registration rights agreement with the Greenberg Family Trust and Michael Greenberg pursuant to which we agreed that we will, on up to two separate occasions per year, register up to one-third of the shares of our Class A Common Stock issuable upon conversion of their shares of Class B Common Stock beneficially owned as of the closing of our initial public offering of Class A Common Stock by each such stockholder in any one year, provided, among other conditions, that the underwriters of any such offering have the right to limit the number of shares included in such registration. We also agreed that, if it shall cause to be filed with the SEC a registration statement, each such stockholder shall have the right to include up to one-third of the shares of our Class A Common Stock issuable upon conversion of their shares of Class B Common Stock beneficially owned as of the closing of our initial public offering of Class A Common Stock by each of them in such registration statement provided, among other conditions, that the underwriters of any such offering have the right to limit the number of shares included in such registration. All expenses of such registrations shall be at our expense.

Michael Greenberg owns a 12% beneficial ownership interest in Manhattan Inn Operating Company, LLC (“MIOC”), the primary business of which is to own and operate the Shade Hotel, which opened in Manhattan Beach, California in November 2005. Michael Greenberg, David Weinberg, who is our Chief Operating Officer, Executive Vice President and a member of our Board of Directors, and Michael Greenberg’s brothers Jeffrey Greenberg, who is a director of Skechers, and Jason and Joshua Greenberg, all of whom are senior vice presidents of Skechers, own in aggregate a 17% beneficial ownership interest in MIOC. During 2006, we paid approximately $177,000 to the Shade Hotel for lodging, food and events that were held there including our annual holiday party.

Jeffrey Greenberg, Jason Greenberg and Joshua Greenberg, who are the children of Robert Greenberg and also the siblings of Michael Greenberg, are non-executive employees of Skechers, and they earned total compensation of $641,218, $660,273 and $625,193, respectively, in 2006. Jeffrey Greenberg was also a member of our Board of Directors in 2006, but did not earn any additional compensation for services provided as a director.

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholder proposals intended to be presented at our next Annual Meeting of Stockholders to be held in 2008 must be received at our principal executive offices no later than January 1, 2008, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our proxy materials. Stockholders who wish to submit a proposal for consideration at our 2008 Annual Meeting of Stockholders, but who do not wish to submit a proposal for inclusion in our Proxy Statement, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day in advance of such meeting. In either case, proposals should be delivered to Skechers U.S.A., Inc., 228 Manhattan Beach Blvd., Manhattan Beach, California 90266, Attention: Michael Greenberg, President. To avoid controversy and establish timely receipt by our company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties who wish to contact our Presiding Independent Director, Morton D. Erlich, or any of our other directors either individually or as a group may do so by writing to them c/o Philip Paccione, Corporate Secretary, Skechers U.S.A., Inc., 228 Manhattan Beach Boulevard, Manhattan Beach, California 90266. Each writing interested party should specify whether the communication is directed to our entire Board of Directors, to only the non-management directors or to a particular director. Our personnel will review the communications and screen improper and irrelevant communications such as solicitations.

OTHER BUSINESS

Our Board of Directors does not know of any other matter to be acted upon at the meeting. However, if any other matter shall properly come before the meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Philip G. Paccione,
Corporate Secretary

Dated: April 30, 2007
Manhattan Beach, California

APPENDIX A

SKECHERS U.S.A., INC.

2007 INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the Skechers U.S.A., Inc. 2007 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Skechers U.S.A., Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1  “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2  “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3  “Board” means the Board of Directors of the Company.

2.4  “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, any member of the Greenberg Group, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group (other than any member of the Greenberg Group) beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5  “Code” means the Internal Revenue Code of 1986, as amended.

2.6  “Committee” means the committee of the Board described in Article 12.

2.7  “Company” means Skechers U.S.A., Inc., a Delaware corporation, or any successor thereto.

2.8  “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

2.9  “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.10  “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

2.11  “Director” means a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

2.12  “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.13  “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.14  “Effective Date” shall have the meaning set forth in Section 13.1.

2.15  “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

2.16  “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.17  “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

2.18  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19  “Fair Market Value” means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.20  “Greenberg Group” means Robert Greenberg, M. Susan Greenberg, any member of their family, the Greenberg Family Trust, or any entity controlled by any of the foregoing.

2.21  “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.22  “Independent Director” means a Director of the Company who is not an Employee.

2.23  “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act or any successor rule.

2.24  “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option or that is intended to be an Incentive Stock Option but fails to qualify as such.

2.25  “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.26  “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.27  “Performance-Based Award” means an Award, other than an Option or SAR, granted to selected Covered Employees which the Committee determines shall be subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.28  “Performance Bonus Award” has the meaning set forth in Section 8.7.

2.29  “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms, by comparison to performance in an earlier period or periods, or as compared to any incremental increase or as compared to results of a peer group, industry index, or other company or companies. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.30  “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of

Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.31  “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.32  “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.33  “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.34  “Plan” means this Skechers U.S.A., Inc. 2007 Incentive Award Plan, as it may be amended from time to time.

2.35  “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.36  “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.37  “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.38  “Securities Act” shall mean the Securities Act of 1933, as amended.

2.39  “Stock” means the Class A Common Stock of the Company, $0.001 par value per share, and such other securities that may be substituted for Stock pursuant to Article 11.

2.40  “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the exercise price of the SAR as set forth in the applicable Award Agreement, which per share exercise price shall not be less than the Fair Market Value of a share of Stock on the date the SAR is granted.

2.41  “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4.

2.42  “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1  Number of Shares.

(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 7,500,000.

(b) To the extent that an Award terminates, expires, or lapses for any reason, or is settled in cash, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. To the extent that a SAR is exercised for, or settled in, Stock, the full number of shares subject to such SAR shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a), regardless of the actual number of shares issued upon such exercise or settlement. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2  Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3  Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 750,000 and the maximum amount that may be paid in cash to any one Participant during any calendar year with respect to one or more Performance-Based Awards not denominated in Stock or otherwise for which the foregoing limitation would not be an effective limitation shall be $5,000,000.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1  Eligibility.  Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2  Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3  Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

5.1  General.  The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price.  The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences to the Company and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, including shares that would otherwise be issuable or transferable upon exercise of the Option, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company at such time as may be required by the Company not later than the settlement of such sale). The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant.  All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2  Incentive Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

(a) Dollar Limitation.  The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(b) Ten Percent Owners.  An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code, unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(c) Notice of Disposition.  The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(d) Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(e) Failure to Meet Requirements.  Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3  Granting of Options to Independent Directors.  The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

(a) Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

(c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

ARTICLE 6.

RESTRICTED STOCK AWARDS

6.1  Grant of Restricted Stock.  The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2  Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3  Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes, and (b) provide in other cases for the lapse in whole or in part of restrictions or forfeiture conditions relating to Restricted Stock.

6.4  Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1  Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the per share exercise price of the Stock Appreciation Right, which exercise price shall not be less than the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part; provided that the term of any Stock Appreciation Right granted under the Plan shall not exceed ten years.

7.2  Payment and Limitations on Exercise.

(a) Subject to Section 7.2(b), payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

8.1  Performance Share Awards.  Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2  Performance Stock Units.  Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3  Dividend Equivalents.

(a) Any Eligible Individual selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4  Stock Payments.  Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided that unless otherwise determined by the Committee, such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5  Deferred Stock.  Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the

Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6  Restricted Stock Units.  The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

8.7  Performance Bonus Awards.  Any Eligible Individual selected by the Committee may be granted a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9.

8.8  Term.  Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

8.9  Exercise or Purchase Price.  The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10  Exercise upon Termination of Employment or Service.  An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only vest or be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided, however, that, to the extent required to preserve tax deductibility under Section 162(m) of the Code, any such provision with respect to Performance Shares or Performance Stock Units that are intended to constitute Qualified Performance-Based Compensation shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11  Form of Payment.  Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

9.1  Purpose.  The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2  Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such Performance Period or in any other Performance Period.

9.3  Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4  Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5  Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

10.1  Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2  Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, as determined by the Committee, and which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3  Limits on Transfer.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish; provided, however, that no such transfer of an Incentive Stock Option shall be permitted to the extent that such transfer would cause the Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4  Beneficiaries.  Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5  Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to record, issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the recordation, issuance and delivery of such shares or certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.6  Paperless Administration.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

11.1  Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock other than an Equity Restructuring, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1, the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(a) and 11.1(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 11.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; and

(ii) The Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3).

11.2  Acceleration Upon a Change in Control.  Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control any such outstanding Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

11.3  No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.

ADMINISTRATION

12.1  Committee.  Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded, if any). Any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

12.2  Action by the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3  Authority of Committee.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4  Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5  Delegation of Authority.  To the extent permitted by applicable law, the Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

13.1  Effective Date.  The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it is approved either:

(a) By a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the Plan; or

(b) By a method and in a degree that would be treated as adequate under Delaware law in the case of an action requiring stockholder approval.

13.2  Expiration Date.  The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the tenth anniversary of the date the Plan is adopted by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

14.1  Amendment, Modification, and Termination.  Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options or SARs with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option or SAR beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and, except as permitted by Article 11, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR having a higher per share exercise price.

14.2  Awards Previously Granted.  Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

15.1  No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2  No Stockholders Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3  Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be required by the Committee in order to avoid adverse accounting consequences to the Company) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4  No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5  Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the

Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6  Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7  Relationship to Other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8  Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9  Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10  Fractional Shares.  No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12  Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13  Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

15.14  Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Skechers U.S.A., Inc. on April 16, 2007.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Skechers U.S.A., Inc. on                , 2007.

Executed on this    day of             , 2007.

          Corporate Secretary

APPENDIX B

SKECHERS U.S.A., INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

Skechers U.S.A., Inc., a Delaware corporation (the “Company”), hereby adopts the Skechers U.S.A., Inc. 2008 Employee Stock Purchase Plan (the “Plan”), effective as of the Effective Date (as defined herein).

1.  Purpose.  The purposes of the Plan are as follows:

(a) To assist employees of the Company and its Designated Subsidiaries (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended.

(b) To help employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

2.  Definitions.

(a) “Administrator” shall mean the administrator of the Plan, as determined pursuant to Section 14 hereof.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the committee appointed to administer the Plan pursuant to Section 14 hereof.

(e) “Common Stock” shall mean the Class A Common Stock of the Company, $0.001 par value per share, and such other securities that may be substituted for Common Stock pursuant to Section 19 hereof.

(f) “Company” shall mean Skechers U.S.A., Inc., a Delaware corporation, or any successor thereto.

(g) “Compensation” shall mean all base straight time gross earnings including commissions, payments for overtime, incentive payments and performance bonuses.

(h) “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The Administrator may designate, or terminate the designation of, a subsidiary as a Designated Subsidiary without the approval of the stockholders of the Company.

(i) “Effective Date” shall have the meaning set forth in Section 23.

(j) “Eligible Employee” shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); and (ii) whose customary employment is for more than five (5) months in any calendar year. For purposes of clause (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2). Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

(k) “Employee” shall mean any person who renders services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c). “Employee” shall not include any director of the

Company or a Subsidiary who does not render services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c).

(l) “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(m) “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(n) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is traded on an exchange, its Fair Market Value shall be the closing sales price for a share of Common Stock as reported in The Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred;

(ii) If the Common Stock is not traded on an exchange but is quoted on a quotation system, its Fair Market Value shall be the mean between the closing representative bid and asked prices for the Common Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Offering Period” shall mean each period of approximately six (6) months commencing on any January 1 or July 1 and terminating on the last Trading Day on or before the next occurring June 30 or December 31, as applicable. The first Offering Period under the Plan shall commence on January 1, 2008 and end on the last Trading Day on or before June 30, 2008. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan, but in no event may an Offering Period have a duration in excess of twenty-seven (27) months.

(p) “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(q) “Per Period Limit” shall have the meaning set forth in Section 7.

(r) “Plan” shall mean this Skechers U.S.A., Inc. 2008 Employee Stock Purchase Plan.

(s) “Purchase Period” shall mean the approximately six (6) month period commencing on each Enrollment Date and ending with the next Exercise Date. Notwithstanding the foregoing, the first Purchase Period with respect to the initial Offering Period under the Plan shall commence on January 1, 2008 (or if such day is not a Trading Day, then on the first Trading Day thereafter) and end on the last Trading Day on or before June 30, 2008. Unless and until changed by the Administrator, each Purchase Period shall be for approximately the same six month interval as the corresponding Offering Period.

(t) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 19 hereof; provided, further, that the Purchase Price shall not be less than the par value of a share of Common Stock.

(u) “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(v) “Trading Day” shall mean a day on which national stock exchanges are open for trading.

3.  Eligibility.

(a) Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 5 hereof and the limitations imposed by Section 423(b) of the Code.

(b) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first day of the first Purchase Period following the day on which such person becomes an Eligible Employee, subject to the requirements of Section 5 hereof and the limitations imposed by Section 423(b) of the Code.

(c) No Eligible Employee shall be granted an option under the Plan which permits his or her rights to purchase Common Stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of the limitation imposed by this subsection, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an option may not be carried over to any option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

4.  Offering Periods.  The Plan shall be implemented by consecutive Offering Periods which shall continue until the Plan expires or is terminated in accordance with Section 20 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.  Participation.

(a) An Eligible Employee may become a participant in the Plan for any Offering Period by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the applicable Enrollment Date.

(b) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date may become a participant in the Plan for any subsequent Offering Period by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the Enrollment Date for the subsequent Offering Period with respect to which such Eligible Employee’s participation is to commence. The rights granted to such participant shall have the same characteristics as any rights originally granted during that Offering Period except that the first day of the Purchase Period in which such person initially participates in the Plan shall be the “Enrollment Date” for all purposes for such person, including determination of the Purchase Price.

(c) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(d) A participant’s completion of a subscription agreement will enroll such participant in the Plan for each successive Purchase Period and each subsequent Offering Period on the terms contained therein until the participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan.

(e) The subscription agreement(s) used in connection with the Plan shall be in a form prescribed by the Administrator, and the Administrator may, in its sole discretion, determine whether such agreement shall be submitted in written or electronic form.

6.  Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount from one percent (1%) to fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) (i) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease (but not increase) the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. Any such decrease in rate shall be effective as soon as practicable after the Company’s receipt of the new subscription agreement.

(ii) A participant may increase the rate of his or her payroll deductions for any subsequent Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. Any such increase in rate shall be effective with the first full Offering Period after the Company’s receipt of the new subscription agreement, provided that such subscription agreement has been properly completed and filed with the Company at least five (5) business days prior to the commencement of such Offering Period (or such shorter or longer period as may be determined by the Administrator, in its sole discretion).

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

7.  Grant of Option.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such participant’s payroll deductions accumulated prior to or on such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall a participant be permitted to purchase during each Offering Period more than that number of shares of Common Stock (subject to any adjustment pursuant to Section 19 hereof) determined by dividing $25,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date (the “Per Period Limit”) and during each Purchase Period more than the Per Period Limit (for the avoidance of doubt, in the event that the Offering Period and Purchase Period are approximately the same length, the participant shall only be entitled to purchase an aggregate of the number of shares of Common Stock equal to the Per Period Limit); and provided, further, that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock a participant may purchase during each Purchase Period and Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof or otherwise becomes ineligible to participate in the Plan. The option shall expire on the last day of the Offering Period.

8.  Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant’s account which exceed the amounts used to purchase the number of shares equal to the Per Period Limit or which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each participant which has not been applied to the purchase of shares of Common Stock shall be paid to such participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

9.  Deposit of Shares.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company may arrange for the deposit or recordation, into each participant’s account with any broker designated by the Company to administer this Plan, of the number of shares purchased upon exercise of his or her option.

10.  Withdrawal.

(a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan by giving written notice to the Company in a form acceptable to the Administrator. All of the participant’s unused payroll deductions credited to his or her account during the Offering Period shall be paid to such participant as soon as reasonably practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period during which such withdrawal occurs shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.  Termination of Employment.  Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period shall be paid to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, as soon as reasonably practicable and such participant’s option for the Offering Period shall be automatically terminated.

12.  Interest.  No interest shall accrue on the payroll deductions or lump sum contributions of a participant in the Plan.

13.  Shares Subject to Plan.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 3,000,000 shares. In addition to the foregoing, subject to Section 19 hereof, commencing on January 1, 2009 and on the first day of each fiscal year of the Company thereafter during the term of the Plan, the number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be increased by that number of shares of the Company’s Common Stock equal to the least of (i) one percent (1%) of the outstanding shares of the Company’s capital stock on such date, (ii) 500,000 shares, or (iii) a lesser amount determined by the Board. The Company’s fiscal year currently begins on January 1 and ends on December 31 of each year and, accordingly, the number of shares of the Company’s Common Stock which shall be available for sale under the Plan shall be subject to automatic increase under the preceding sentence only on January 1, 2009 and on each subsequent January 1 through and including January 1, 2017 (provided that the Company’s fiscal year remains the same). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(b) With respect to shares of Common Stock subject to an option granted under the Plan, a participant shall not be deemed to be a stockholder of the Company, and the participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the participant or his or her nominee following exercise of the participant’s option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

14.  Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee as set forth below. The Board may delegate administration of the Plan to a Committee comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and which is otherwise constituted to comply with applicable law, and the term “Committee” shall apply to any persons to whom such authority has been delegated, provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 14(a) or otherwise provided in the charter of the Committee. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board. References in this Plan to the “Administrator” shall mean the Board unless administration is delegated to a Committee or subcommittee, in which case references in this Plan to the Administrator shall thereafter be to the Committee or subcommittee.

(b) It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(c) All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all participants, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination, or interpretation.

15.  Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of a beneficiary may be changed by the participant at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.  Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.  Reports.  Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7 hereof), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the effective date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the effective date of the Company’s proposed sale or merger. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.  Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination shall affect options previously granted, provided that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of such participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(i) Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) Shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii) Allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.  Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.  Conditions to Issuance of Shares.  The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of options prior to fulfillment of all the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which the Common Stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the option; and

(e) The lapse of such reasonable period of time following the exercise of the option as the Administrator may from time to time establish for reasons of administrative convenience.

23.  Term of Plan.  Subject to approval by the Company’s stockholders, the Plan shall become effective as of January 1, 2008 (the “Effective Date”). The Plan shall be deemed to be approved by the stockholders if it is approved either:

(a) By a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the Plan; or

(b) By a method and in a degree that would be treated as adequate under Delaware law in the case of an action requiring stockholder approval.

Subject to approval by the stockholders of the Company in accordance with this Section 23, the Plan shall be in effect until the tenth (10th) anniversary of the Effective Date, unless sooner terminated under Section 20 hereof.

24.  Equal Rights and Privileges.  All Eligible Employees will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury Regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 of the Code or applicable Treasury Regulations will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code or applicable Treasury Regulations.

25.  Section 409A.  The options to purchase shares of Common Stock under the Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, if at any time the Administrator determines that the options may be subject to Section 409A of the Code, the Administrator shall have the right, in its sole discretion, to amend the Plan and any outstanding options as it may determine is necessary or desirable either to (a) exempt the options from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the options, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

26.  No Employment Rights.  Nothing in the Plan shall be construed to give any person (including any Eligible Employee or participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Eligible Employee or participant) at any time, with or without cause.

27.  Notice of Disposition of Shares.  Each participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock purchased upon exercise of an option if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one (1) year after the Exercise Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the participant in such disposition or other transfer.

28.  Governing Law.  The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Skechers U.S.A., Inc. on April 16, 2007.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Skechers U.S.A., Inc. on                , 2007.

Executed on this    day of           , 2007.

          Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF
SKECHERS U.S.A., INC.
May 24, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	Election of Directors	FOR ALL THE NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)	NOMINEES:
		☐	☐	☐	☐ Michael Greenberg ☐ David Weinberg ☐ Jeffrey Greenberg
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒
2.	Approve the 2007 Incentive Award Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐
3.	Approve the 2008 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐
Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting of Stockholders, or any adjournments thereof.

To change the address on your account, please fill in the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Please check here if you plan to attend the meeting.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SKECHERS U.S.A., INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder(s) of Skechers U.S.A., Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2007, and hereby appoints Michael Greenberg and David Weinberg and each of them, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Skechers U.S.A., Inc. to be held at The Ayres Hotel located at 14400 Hindry Avenue, Hawthorne, California 90250, on Thursday, May 24, 2007, at 9:00 a.m. Pacific time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.
     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSALS 2 AND 3 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
(continued, and to be signed and dated, on reverse side)